                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   BURLINGTON NORTHERN SANTA FE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                     LOGO

                   BURLINGTON NORTHERN SANTA FE CORPORATION

-------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

-------------------------------------------------------------------------------

  The annual meeting of stockholders of Burlington Northern Santa Fe Corporation will be held at the Radisson Plaza in the Grand Crystal Ballroom, 815 Main Street, Fort Worth, Texas 76102-5384 on Thursday, April 18, 1996, at 10:00 a.m., for the following purposes:
  (1)To elect seventeen directors, each to hold office for a term of one year;

  (2) To approve the Burlington Northern Santa Fe Non-Employee Directors' Stock Plan described in the accompanying proxy statement;

  (3) To approve the Burlington Northern Santa Fe 1996 Stock Incentive Plan described in the accompanying proxy statement; and

  (4) To transact such other business as is properly brought before the meeting and at any adjournment or postponement thereof.

  Stockholders of record at the close of business on February 29, 1996, are entitled to notice of the meeting and are entitled to vote at the meeting and any adjournment thereof. A list of such stockholders will be kept at the offices of the Company at 3800 Continental Plaza, 777 Main Street, Fort Worth, Texas 76102-5384, for a period of ten days prior to the meeting.

  By order of the Board of Directors.

                                          MARSHA K. MORGAN
                                          Vice President--Investor Relations
                                           and
                                          Corporate Secretary

3800 Continental Plaza
777 Main Street
Fort Worth, Texas 76102-5384
March 5, 1996

                            YOUR VOTE IS IMPORTANT

               PLEASE MARK, SIGN, AND DATE YOUR PROXY AND RETURN
              IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT
                       YOU INTEND TO ATTEND THE MEETING.

                   BURLINGTON NORTHERN SANTA FE CORPORATION
                            3800 CONTINENTAL PLAZA
                                777 MAIN STREET
                         FORT WORTH, TEXAS 76102-5384

-------------------------------------------------------------------------------

                                PROXY STATEMENT
                                 MARCH 5, 1996

-------------------------------------------------------------------------------

                ANNUAL MEETING OF STOCKHOLDERS, APRIL 18, 1996

  The first annual meeting of stockholders of Burlington Northern Santa Fe Corporation (the "Company") will be held at 10:00 a.m. on April 18, 1996, in Fort Worth, Texas. On September 22, 1995, the stockholders of Burlington Northern Inc. ("BNI") and Santa Fe Pacific Corporation ("SFP") became the stockholders of the Company, pursuant to a business combination of the two companies which was approved at special meetings of their stockholders held on February 7, 1995. The Interstate Commerce Commission approved the combination in its written decision of August 23, 1995, which decision became effective September 22, 1995. In connection with the combination, the Company was formed to act as the parent holding company of BNI and SFP, both of which companies are now subsidiaries of the Company. All numbers of shares and per share information for periods prior to the business combination contained in this proxy statement have been adjusted to give effect to the business combination.

  The enclosed proxy card is solicited by the Board of Directors of the Company, and your execution and prompt return of the card is requested. Every stockholder, regardless of the number of shares held, should be represented at the annual meeting. Whether or not you expect to be present at the meeting, please mark, sign, and date the enclosed proxy card and return it in the enclosed envelope. Any stockholder giving a proxy has the power to revoke it at any time before it is voted at the meeting by delivering to the Company written notification of revocation or a proxy bearing a later date, or by attending the meeting in person and casting a ballot.

  The shares represented by your proxy will be voted in accordance with the specifications made on the proxy card. Unless otherwise directed, it is intended that such shares will be voted:

    (1) For the election as directors of the seventeen nominees named below;

    (2) For approval of the Burlington Northern Santa Fe Non-Employee Directors' Stock Plan described in this proxy statement;

    (3) For approval of the Burlington Northern Santa Fe 1996 Stock Incentive Plan described in this proxy statement; and

    (4) In accordance with the best judgment of the persons acting under the proxy concerning other matters that are properly brought before the meeting and at any adjournment or postponement thereof.

  Stockholders of record at the close of business on February 29, 1996 are entitled to notice of the meeting and are entitled to vote at the meeting in person or by proxy. Each share of common stock of the Company is entitled to one vote. The Company's common stock is the only issued and outstanding class of stock. At the close of business on January 31, 1996, the Company had 147,503,141 shares of common stock outstanding and entitled to vote. The Company anticipates first sending this proxy statement and the enclosed proxy card to stockholders on or about March 5, 1996.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  In accordance with the By-Laws of the Company, the Board of Directors has fixed the number of Directors constituting the Board at seventeen. It is proposed to elect seventeen Directors, each to hold office for a term of one year and until his successor shall have been elected and qualified. Directors are elected by a plurality of the votes cast in the election of directors at the annual meeting of stockholders at which a quorum consisting of a majority of the total number of the outstanding shares of common stock of the Company entitled to vote is present in person or represented by proxy. Shares represented at the meeting in person or by proxy but as to which a vote on Directors is withheld or otherwise not cast for the election of directors, such as broker non-votes, will have no effect on the outcome of the election. Holders of the Company's common stock may not cumulate their votes in the election of Directors.

  Pursuant to the Agreement and Plan of Merger dated June 29, 1994, as amended, among BNI, SFP, and the Company, the Board of Directors of the Company following the combination of BNI and SFP initially was to be constituted as follows: two-thirds of the directors as designated by BNI, and one-third of the directors as designated by SFP. As a result, as of the effective time of the combination, former BNI directors Jack S. Blanton, Daniel P. Davison, Daniel J. Evans, Gerald Grinstein, Barbara C. Jordan, Ben
F. Love, Marc J. Shapiro, Arnold R. Weber, J. Steven Whisler, Edward E. Whitacre, Jr., Ronald B. Woodard, and Michael B. Yanney became directors of the Company, and former SFP directors Joseph F. Alibrandi, John J. Burns, Jr., George Deukmejian, Robert D. Krebs, Bill M. Lindig, Roy S. Roberts, and Robert
H. West became directors of the Company. Mr. Grinstein retired from the Board as of December 31, 1995. Ms. Jordan passed away on January 17, 1996. Subsequently, the Board voted to reduce the size of the Board to seventeen. All incumbent Directors have been nominated for re-election at the annual meeting of stockholders.

  The nominees for whom the shares represented by the enclosed proxy are intended to be voted, unless such authority is withheld, are set forth below. It is not contemplated that any of these nominees will be unavailable for election, but if such a situation should arise, the proxy will be voted in accordance with the best judgment of the persons acting under it unless the stockholder has directed otherwise. Unless otherwise indicated, each director listed below has served in his present occupation for at least five years. The indicated periods of service as a director of the Company include prior service as directors of BNI, SFP and predecessor companies. No Director, other than Mr. Krebs, is or has been employed by or served as an executive officer of the Company or its affiliates or subsidiaries.

                      NAME, AGE, AND BUSINESS EXPERIENCE
                           OF NOMINEES FOR DIRECTORS

                                                                   Served as
                                                                 Director Since
                                                                 --------------
JOSEPH F. ALIBRANDI, 67.........................................      1982
Chairman and a director of Whittaker Corporation, Los Angeles, California
(aerospace and communications) since December 1985, and Chairman and a director of BioWhittaker, Inc. (biotechnology) since October 1991; also Chief Executive
Officer of Whittaker Corporation from November 1975 to December 1994 and Chief
Executive Officer of BioWhittaker, Inc. from October 1991 to September 1992.
Also a director of Catellus Development Corporation, BankAmerica Corporation,
and Jacobs Engineering Group Inc. Member of Executive Committee and
Compensation Committee.

                       NAME, AGE, AND BUSINESS EXPERIENCE
                           OF NOMINEES FOR DIRECTORS

                                                                   Served as
                                                                 Director Since
                                                                 --------------
JACK S. BLANTON, 68.............................................      1989
Chairman and Chief Executive Officer of Houston Endowment, Inc., Houston, Texas
(private charitable foundation) since December 1990. From December 1986 to present, President and Chief Executive Officer of Eddy Refining Company
(petroleum products). Also a director of Ashland, Inc., Baker Hughes
Incorporated, SBC Communications Inc. and Pogo Producing Company, and advisory director of Texas Commerce Bank National Association. Member of Compensation
Committee and Directors and Corporate Governance Committee.
JOHN J. BURNS, JR., 64..........................................      1995
President and Chief Executive Officer of Alleghany Corporation, New York, New
York (holding company with title insurance, investment management, reinsurance, industrial minerals, and steel fastener operations) since July 1992. From May
1977 to July 1992, President and Chief Operating Officer of Alleghany
Corporation. Also a director of Alleghany Corporation and Armco Inc. Member of
Executive Committee and Compensation Committee.
DANIEL P. DAVISON, 71...........................................      1976
Chairman of the Board of the Company since January 1996. Chairman, Christie,
Manson and Woods International, Inc., New York, New York (auctions) from
February 1990 to December 1994. Chairman and Chief Executive Officer, U.S.
Trust Corporation, New York, New York (banking) from May 1979 to January 1990.
Also a director of U.S. Trust Corporation, U. S. Prime Properties Inc. and
Christie's International plc. Member of Executive Committee and Compensation
Committee.
GEORGE DEUKMEJIAN, 67...........................................      1991
Partner of Sidley & Austin, Los Angeles, California (law firm) since February
1991. Formerly, Governor of the State of California from January 1983 until
January 1991. Also a director of Health Systems International, Inc. Member of
Audit Committee and Directors and Corporate Governance Committee.
DANIEL J. EVANS, 70.............................................      1991
Chairman, Daniel J. Evans Associates, Seattle, Washington (consulting) since
1989. Also a director of Puget Sound Power & Light Company, Flow International,
Inc., Tera Computer Company, and Washington Mutual, Inc. Member of Executive
Committee and Compensation Committee.
ROBERT D. KREBS, 53.............................................      1983
President and Chief Executive Officer of the Company since September 1995. Also
Chairman, President and Chief Executive Officer of Santa Fe Pacific Corporation
since June 1988. Also a director of Phelps Dodge Corporation, Northern Trust
Corporation, Santa Fe Energy Resources, Inc. and Santa Fe Pacific Gold
Corporation.
BILL M. LINDIG, 59..............................................      1993
President and Chief Executive Officer of SYSCO Corporation, Houston, Texas
(marketer and distributor of foodservice products) since January 1995. From
November 1985 to January 1995, President and Chief Operating Officer of SYSCO
Corporation. Also a director of SYSCO Corporation. Member of Executive
Committee and Directors and Corporate Governance Committee.

                       NAME, AGE, AND BUSINESS EXPERIENCE
                           OF NOMINEES FOR DIRECTORS

                                                                   Served as
                                                                 Director Since
                                                                 --------------
BEN F. LOVE, 71.................................................      1990(1)
Investor. Chairman and Chief Executive Officer of Texas Commerce Bancshares,
Inc. (banking) from 1972 to 1989. Also a director of Cox Enterprises, Inc.,
Mitchell Energy & Development Corp., El Paso Natural Gas Company and advisory director of Texas Commerce Bank National Association. Chairman of Executive
Committee and member of Directors and Corporate Governance Committee.
ROY S. ROBERTS, 56..............................................      1993
Vice President of General Motors Corporation (manufacturer of motor vehicles)
and General Manager, Pontiac-GMC Division, Pontiac, Michigan since February
1996. From October 1992 to February 1996, General Manager, GMC Truck Division,
and from January 1990 to October 1992, Manufacturing Manager of General Motors
Corporation's North American Operations Flint Automotive Division. Also a
director of Volvo/GM Heavy Truck Co. U.S.A. Member of Audit Committee and
Directors and Corporate Governance Committee.
MARC J. SHAPIRO, 48.............................................      1995
Chairman and Chief Executive Officer, Texas Commerce Bank National Association,
Houston, Texas (banking) since 1989. Also a director of Browning-Ferris
Industries, Inc., Santa Fe Energy Resources, Inc., Texas Commerce Bank National
Association and Weingarten Realty Investors. Member of Audit Committee.
ARNOLD R. WEBER, 66.............................................      1986
Chancellor, Northwestern University, Evanston, Illinois (higher education)
since January 1995. From February 1985 to December 1994, President of
Northwestern University. Also a director of PepsiCo., Inc., Inland Steel
Industries, Inc., Tribune Co., Aon Corporation and John Deere & Company. Member
of Executive Committee and Audit Committee.
ROBERT H. WEST, 57..............................................      1980
Chairman of the Board of Butler Manufacturing Company, Kansas City, Missouri
(manufacturer of pre-engineered building systems and specialty components)
since May 1986. Also a director of Butler Manufacturing Company, Commerce
Bancshares, Inc. and Kansas City Power & Light Company. Chairman of Audit
Committee and member of Compensation Committee.
J. STEVEN WHISLER, 41...........................................      1995
President, Phelps Dodge Mining Company, a division of Phelps Dodge Corporation, and Senior Vice President, Phelps Dodge Corporation, Phoenix, Arizona (mining and manufacturing) since November 1991. From October 1988 to November 1991,
Senior Vice President and General Counsel, Phelps Dodge Corporation. Also a
director of Unocal Corporation, Southern Peru Copper Corporation and Phelps
Dodge Corporation. Member of Audit Committee.

--------
(1) Mr. Love also served as a Director of Burlington Northern Inc. from 1986 through 1988.

                      NAME, AGE, AND BUSINESS EXPERIENCE
                           OF NOMINEES FOR DIRECTORS

                                                                   Served as
                                                                 Director Since
                                                                 --------------
EDWARD E. WHITACRE, JR., 54.....................................      1993
Chairman of the Board and Chief Executive Officer, SBC Communications Inc., San
Antonio, Texas (telecommunications) since January 1990. Also a director of
Anheuser-Busch Companies, Inc., Emerson Electric Co., The May Department Stores
Company, and SBC Communications Inc. Chairman of Directors and Corporate
Governance Committee and member of Executive Committee.
RONALD B. WOODARD, 52...........................................      1995
President of Boeing Commercial Airplane Group, a division of The Boeing Company
(aerospace) since December 1993. From March 1993 to December 1993, Executive
Vice President-Boeing Commercial Airplane Group; from April 1991 to March 1993,
Vice President-General Manager, Renton Division, Boeing Commercial Airplane
Group; and from January 1987 to April 1991, President, deHavilland of Canada, a
division of The Boeing Company. Member of Audit Committee.
MICHAEL B. YANNEY, 62...........................................      1989
Chairman and Chief Executive Officer, America First Companies, Omaha, Nebraska
(investments) since 1984. Also a director of Forest Oil Corporation, Mid
America Apartment Communities, Inc. and MFS Communications, Inc. Chairman of
Compensation Committee and member of Executive Committee.

                    OTHER INFORMATION CONCERNING DIRECTORS

  Mr. Krebs also serves as President and Chief Executive Officer and as a director of BNI and Burlington Northern Railroad Company, and as Chairman, President and Chief Executive Officer and as a director of SFP and The Atchison, Topeka and Santa Fe Railway Company, all of which are subsidiaries of the Company. Mr. Krebs also is a director of Santa Fe Pacific Pipelines, Inc., which is a subsidiary of the Company and the general partner of Santa Fe Pacific Pipeline Partners, L.P., a Delaware limited partnership. Santa Fe Pacific Pipelines, Inc. owns a two percent general partner interest and a 42 percent limited partnership interest in Santa Fe Pacific Pipeline Partners, L.P.

  In 1995 prior to the combination of BNI and SFP, the Boards of BNI and SFP met six times and seven times respectively; after the combination of BNI and SFP, the Company's Board met three times. Each incumbent member of the Board attended 75 percent or more of the aggregate of the total number of meetings of the Boards and the total number of meetings held by all committees of the Boards on which he served.

  Board Committees. The Board has established Executive, Compensation, Directors and Corporate Governance, and Audit Committees. No member of any committee is an employee of the Company or its subsidiaries. Following are brief descriptions of the functions of its standing committees.

  The Executive Committee, which met once in 1995, may exercise the powers and the authority of the Board in the management of the business and affairs of the Company subject to certain limitations of Delaware law. The Committee also monitors and recommends action with respect to the Company's capital structure, sources of funds, and financial position; reviews delegations of authority to management on financial commitments; reviews terms and conditions of financing plans; and develops and recommends dividend policies.

  The Compensation Committee met once during 1995. The functions of the committee are to review and make recommendations to the Board with respect to: the compensation of the President and other officers of the Company; performance of the trustee of the Company's pension trust fund; proposed employee benefit and stock plans; Company compensation systems and practices; and the evaluation of the performance of the Company's officers and the selection of individuals for appointment or promotion as officers to ensure the continuity of able, capable management. The Committee is also responsible for grants of stock awards.

  The Directors and Corporate Governance Committee held its first meeting in January 1996. The functions of the committee are to review and make recommendations to the Board with respect to: the size and composition of the Board; nominees for election as directors; evaluation of the performance of the Board; and compensation and benefits for directors. The Committee will consider nominations of candidates for election as director recommended by stockholders. Any such recommendation, together with the nominee's qualifications and consent to being considered as a nominee, should be sent in writing to the Corporate Secretary of the Company on or before November 30 of the year preceding the annual meeting to permit adequate time for review by the Committee.

  The Audit Committee met once during 1995. The functions of the committee are to assist the Board in overseeing the Company's accounting, auditing, and financial policies and practices and its internal control policies and procedures, including specifically to recommend to the Board the engagement of an independent accounting firm and to review with management and the independent accountants the Company's financial statements, basic accounting and financial policies and practices, audit scope, and competence of control personnel.

  Directors' Compensation. Directors who are not employees of the Company or its subsidiaries receive an annual retainer fee of $36,000 paid in quarterly installments; for services as the non-executive Chairman of the Board and the Chairman of the Executive Committee, a supplemental annual retainer fee of $100,000 is paid; for services as a Committee Chairman (other than Chairman of the Executive Commitee), a supplemental annual retainer fee of $5,000 is paid; and for attendance at each Board or Committee meeting, a meeting fee of $1,000 is paid, plus expenses for each Board or Committee meeting attended. Mr. Weber also receives $10,000 annually in payment for his services as an economic advisor to the Board of Directors.

  Under the Board's corporate governance standards, no individual may serve as a director beyond the annual meeting of stockholders on or following his or her seventy-second birthday; individual Directors who change the responsibility they held when they were elected to the Board should volunteer to resign from the Board to afford the Board the opportunity, via the Directors and Corporate Governance Committee, to review the continued appropriateness of Board membership under the circumstances. An individual who is an employee shall cease to be a director upon his termination of employment. On January 18, 1996, the Board of Directors adopted the Burlington Northern Santa Fe Directors' Retirement Plan ("Directors' Retirement Plan"). An individual who is a member of the Board and who is not an employee of the Company in the period immediately preceding termination of service on the Board is eligible for benefits under the Directors' Retirement Plan if he or she: (i) has served as a member of the Board for ten consecutive years; (ii) has attained mandatory retirement age; or (iii) is designated by the Directors and Corporate Governance Committee of the Board as eligible for benefits. The annual benefit under the Directors' Retirement Plan is an amount equal to the amount of the annual retainer fee for services as a Board member at the time of termination of service and will cease upon the individual's death. For purposes of the ten consecutive years of service requirement, service as a member of the boards of BNI or SFP and their predecessor companies are taken into account. The Directors' Retirement Plan supersedes the BNI Retirement Income Plan and the SFP Retirement Policy for Directors which are similar except that payments under the BNI Retirement Income Plan provided a 50% survivor benefit and payments continued for a number of years equal to the number of years of service as a Director.

  Directors Blanton, Davison, Evans, Love, Weber, Whitacre, and Yanney each received a grant of 1,000 shares of restricted Company Common Stock pursuant to The 1990 Burlington Northern Inc. Directors Restricted Stock Plan. Approval of the business combination between BNI and SFP by stockholders of BNI constituted a change in control and pursuant to the terms of the plan all unvested restricted shares held by such Directors vested as of February 7, 1995.

  Directors Blanton, Davison, Love, Weber, and Yanney each have outstanding options to purchase 5,000 shares of Company common stock, Director Evans has options to purchase 4,000 shares of Company common stock, and Director Whitacre has options to purchase 2,000 shares of Company common stock, all of which options were granted pursuant to The 1990 Burlington Northern Inc. Directors Stock Option Plan and are now vested. Each of the above Directors also have additional options to purchase 1,000 shares which options will vest within 60 days of February 29, 1996.

  The Burlington Northern Santa Fe Non-Employee Directors' Stock Plan was adopted on January 18, 1996, subject to stockholder approval, and provides for stock option awards and restricted stock awards. See "PROPOSAL NO. 2, APPROVAL OF BURLINGTON NORTHERN SANTA FE NON-EMPLOYEE DIRECTORS' STOCK PLAN" in this proxy statement.

  On January 18, 1996, the Company adopted the Deferred Compensation Plan for Directors. Under the plan, Directors may voluntarily defer a portion or all of the fees they would otherwise receive. Interest is earned on deferred amounts at the Prime Rate or such other rates as may be established under the terms of the plan. Distributions are made in either annual installments or as a lump sum after service as a Director ceases. The Company has assumed all obligations incurred by BNI through September 22, 1995, under the BNI Deferred Compensation Plan for Directors, a predecessor plan.

  Directors who are also officers or employees of the Company do not receive any compensation for duties performed as a Director of the Company.

                               ----------------

  Certain Relationships and Related Transactions. Mr. Deukmejian is a partner of the Sidley & Austin law firm, which firm provided legal services to the Company in 1995 and is expected to provide legal services in 1996.

  Chemical Bank and its affiliates, including Chemical Banking Corporation, Chemical Securities Inc., Chemical Bank Agency Services Corp. and Texas Commerce Bank National Association ("Texas Commerce"), provided financing, banking, and investment banking services to the Company and its subsidiaries in 1995 and is expected to provide such services in 1996. Mr. Shapiro is Chairman and Chief Executive Officer of Texas Commerce and a member of the Chemical Banking Corporation Management Committee. Mr. Blanton is an advisory director of Texas Commerce, and Mr. Love is an advisory director of and consultant to Texas Commerce. Mr. Burns is on Chemical Banking Corporation's National Advisory Board. Messrs. Blanton, Burns, Love and Shapiro have no direct or personal interest in these financing, banking, and investment banking services; their interests arise only because of their positions with affiliates of Chemical Bank, and as directors of the Company.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  To the best of the Company's knowledge, the following are the only persons who own beneficially five percent or more of its common stock outstanding:

                                                  Shares Held
    Name and Address                             and Nature of
    of Beneficial Owner                       Beneficial Ownership Percentage(3)
    -------------------                       -------------------- -------------
   Alleghany Corporation.....................       7,431,414(1)        5.0%
    Park Avenue Plaza
    New York, NY 10055
   FMR Corp. ................................      13,103,363(2)        8.7%
    82 Devonshire Street
    Boston, MA 02109

--------
(1) Based on share holdings reported in Alleghany Corporation's Schedule 13D, filed with the Securities and Exchange Commission dated September 22, 1995, indicating that of the total shares held, the reporting person had sole voting power and sole dispositive power for 4,874,305 shares and had shared voting power and shared dispositive power for 2,557,109 shares.
    Mr. Burns is President and Chief Executive Officer of Alleghany
    Corporation.
(2) Based on share holdings reported in Schedule 13G, dated February 14, 1996, pursuant to the Securities Exchange Act of 1934 and provided to the Company for holdings as of December 31, 1995. Schedule 13G indicates that of the total shares held, the reporting person had sole voting power for 840,719 shares and shared voting power for no shares, and had sole investment power for 13,103,363 shares.
(3) Based on 149,605,217 shares of common stock of the Company outstanding as of December 31, 1995.

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table shows, as of February 29, 1996, unless indicated otherwise, the number of shares of the Company's common stock beneficially owned by directors, the executive officers named in the Summary Compensation Table, and all directors and executive officers of the Company as a group.

                                                                           Shares Held
                                                                          and Nature of
                                                                           Beneficial
 Name of Beneficial Owner                              Position           Ownership(1)
 ------------------------                              --------           -------------
 Joseph F. Alibrandi.......................... Director                           637
 Jack S. Blanton.............................. Director                         8,000(2)
 John J. Burns, Jr. .......................... Director                           411
 Daniel P. Davison............................ Chairman of the Board,
                                               Director                         8,800(3)
 George Deukmejian............................ Director                         1,005
 Daniel J. Evans.............................. Director                         6,000(4)
 Robert D. Krebs.............................. President and Chief
                                               Executive Officer,
                                               Director                       627,315(5)
 Bill M. Lindig............................... Director                           411
 Ben F. Love.................................. Director                        11,000(6)
 Roy S. Roberts............................... Director                           498
 Marc J. Shapiro.............................. Director                           500
 Arnold R. Weber.............................. Director                         7,100(7)
 Robert H. West............................... Director                         1,111(8)
 J. Steven Whisler............................ Director                         1,411
 Edward E. Whitacre, Jr. ..................... Director                         5,000(9)
 Ronald B. Woodard............................ Director                             0
 Michael B. Yanney............................ Director                         7,000(10)
 Gerald Grinstein............................. Retired Chairman of the
                                               Board, retired Director      1,117,272(11)
 Donald G. McInnes............................ Senior Vice President
                                               and Chief Operations
                                               Officer                        126,805(12)
 John Q. Anderson............................. Senior Vice President-
                                               Coal, Metals and
                                               Minerals Business Group        100,803(13)
 Steven F. Marlier............................ Former Senior Vice
                                               President-Consumer
                                               Business Unit                  121,586(14)
 David C. Anderson............................ Former Executive Vice
                                               President, Chief
                                               Financial Officer,
                                               Burlington Northern Inc.       176,310(15)
 Ronald A. Rittenmeyer........................ Former Chief Operating
                                               Officer, Burlington
                                               Northern Railroad
                                               Company                         48,543(16)
 Directors and Executive Officers as a Group..                              3,741,479(17)

--------
 (1) The nature of beneficial ownership for shares listed is sole voting and investment power, unless otherwise indicated in the following notes. As of February 29, 1996, no current individual director or executive officer owned more than one percent of the outstanding common stock of the Company. No director or executive officer beneficially owned outstanding units of Santa Fe Pacific Pipeline Partners, L.P.
 (2) Includes 6,000 shares which may be acquired by Mr. Blanton within 60 days upon the exercise of stock options granted under the 1990 Burlington Northern Inc. Directors Stock Option Plan, which plan has been adopted and assumed by the Company ("Directors Option Plan").

 (3) Includes 200 shares owned by Mrs. Davison of which Mr. Davison disclaims beneficial ownership, and 6,000 shares which may be acquired by Mr. Davison within 60 days upon the exercise of stock options granted under the Directors Option Plan.
 (4) Includes 5,000 shares which may be acquired by Mr. Evans within 60 days upon the exercise of stock options granted under the Directors Option Plan.
 (5) Includes a grant of 30,990 restricted shares to Mr. Krebs pursuant to the Burlington Northern Santa Fe 1996 Stock Incentive Plan, subject to stockholder approval ("Stock Plan"), and 8,297 performance units that will be converted into restricted shares subject to stockholder approval of the Stock Plan. See "PROPOSAL NO. 3, APPROVAL OF BURLINGTON NORTHERN SANTA FE 1996 STOCK INCENTIVE PLAN" in this proxy statement. Also includes 9,212 shares through participation in the Santa Fe Pacific Retirement and Savings Plan for Salaried Employees as of December 31, 1995 ("Retirement and Savings Plan"), which plan has been adopted and assumed by the Company, 368,687 shares which may be acquired by Mr. Krebs within 60 days upon the exercise of stock options, 3,615 restricted shares, and 9,600 shares held in a family partnership as to which Mr. Krebs disclaims beneficial ownership.
 (6) Includes 6,000 shares which may be acquired by Mr. Love within 60 days upon the exercise of stock options granted under the Directors Option Plan.
 (7) Includes 6,000 shares which may be acquired by Mr. Weber within 60 days upon exercise of stock options granted under the Directors Option Plan.
 (8) Includes 98 shares held in trust for two daughters as to which Mr. West disclaims beneficial ownership.
 (9) Includes 3,000 shares which may be acquired by Mr. Whitacre within 60 days upon the exercise of stock options granted under the Directors Option Plan.
(10) Includes 6,000 shares which may be acquired by Mr. Yanney within 60 days upon the exercise of stock options granted under the Directors Option Plan.
(11) Includes 802,434 shares subject to stock options plus other shares held by Mr. Grinstein, as of December 31, 1995.
(12) Includes 1,319 shares through participation in the Retirement and Savings Plan as of December 31, 1995, 95,788 shares which may be acquired by Mr. McInnes within 60 days upon the exercise of stock options, 578 restricted shares, 2,045 performance units that will be converted to restricted shares subject to stockholder approval of the Stock Plan, and 18,560 restricted shares subject to stockholder approval of the Stock Plan.
(13) Includes 50,975 shares which may be acquired by Mr. J. Anderson within 60 days upon the exercise of stock options, 4,000 restricted shares, and 10,800 restricted shares subject to stockholder approval of the Stock Plan.
(14) Includes 1,409 shares from participation in Retirement and Savings Plan as of December 31, 1995, and 111,881 shares subject to stock options plus other shares held by Mr. Marlier, as of January 31, 1996.
(15) Includes 118,210 shares subject to stock options plus other shares held by Mr. D. Anderson, as of September 22, 1995.
(16) Includes 193 shares through participation in the Burlington Northern Inc. Thrift and Profit Sharing Plan I ("Thrift Plan"), and 31,700 shares subject to stock options, plus other shares held by Mr. Rittenmeyer, as of September 22, 1995.
(17) Includes 19,647 shares through participation in the Retirement and Savings Plan or Thrift Plan as of December 31, 1995, 2,115,862 shares which may be acquired within 60 days upon the exercise of stock options, 24,250 restricted shares, 17,814 performance units that will be converted to restricted shares subject to stockholder approval of the Stock Plan, and 92,760 restricted shares subject to stockholder approval of the Stock Plan.

                       REPORT ON EXECUTIVE COMPENSATION

  BURLINGTON NORTHERN SANTA FE CORPORATION COMPENSATION COMMITTEE. The following report is presented by the Compensation Committee of the Board (the "Committee") which has responsibility for executive compensation for the Company, beginning with the consummation of the business combination between BNI and SFP on September 22, 1995.

  Prior to this date, BNI's Compensation and Nominating Committee and SFP's Compensation and Benefits Committee had responsibility for executive compensation at the respective corporations. Sections of this report describing compensation for BNI and SFP prior to the business combination have been written based on information received from these committees by the Company's Compensation Committee; decisions of those committees on executive compensation have been noted, and the specific background and rationale for such compensation has been described.

  1996 EXECUTIVE COMPENSATION. The Committee has responsibility for reviewing and making recommendations to the Board for executive compensation. This includes establishing and reviewing executive base salaries, administering the annual Incentive Compensation Plan ("ICP") as it relates to executive officers, and administering equity-based compensation under the Stock Plan and predecessor plans. The Committee consists of independent, non-employee directors who have no interlocking relationships with the Company.

  The Company has developed a new vision--to realize the tremendous potential of the new company by providing services that consistently meet customers' expectations. The Company has identified benchmarks against which it can measure its success in meeting the needs of its primary constituencies-- customers, stockholders, employees and communities.

  The Company is committed to providing an executive compensation program that supports its vision and business strategies. During late 1995 and early 1996, the Company, in conjunction with outside consultants, developed compensation philosophies and set compensation objectives. A comprehensive review of the current compensation plans was conducted relative to the Company's new philosophies and objectives. Where current structures supported the new objectives, they were retained. A number of new or modified plans also were developed.

  OVERALL COMPENSATION PHILOSOPHIES AND OBJECTIVES. The Committee determined that compensation programs should reflect the Company's pay philosophy as well as specific compensation objectives. The Committee also determined that programs designed specifically for executives should adhere to these principles to the greatest extent possible, reflecting executives' roles as key decision-makers and allowing them to lead by example.

  The philosophical principles and specific objectives are noted below:

PHILOSOPHICAL PRINCIPLES

  . Compensation programs should encourage strong financial performance of the Company.

  . Compensation programs should help create a shared sense of direction, ownership, and commitment.

  . The Company should emphasize performance-based compensation ("pay at risk") through both cash- and equity-based incentives.

SPECIFIC PROGRAM OBJECTIVES

  . The compensation programs should attract and retain key employees and managers by providing competitive opportunities.

  . The programs should focus employees on operating performance that will maximize the value of the Company's rail operations.

  . The programs should focus employees on the Company's market performance by encouraging large equity holdings thus enabling them to realize significant gains if the Company attains its performance objectives.

  . The programs should provide mechanisms to allow employees to exchange cash compensation for stock-based awards.

  COMPETITIVE (EXTERNAL) COMPENSATION OBJECTIVES. The Committee has established external competitive benchmarks for each element of compensation. The Committee believes these external guidelines support fully the principles outlined above.

  The market for assessing compensation will be defined as companies from general industry with overall revenue sizes that are comparable to the Company. The group of comparators used for these analyses will be broader than that used for the peer group index reflected in the Performance Graph following this report in this proxy statement. The Committee believes that the Company's most direct competitors for executive talent will not be limited to companies used as a peer group to compare stockholder returns. Rather, the market reflects a broader group with which the Company competes to attract and retain the most skilled and talented executives available.

  The Committee's external compensation objectives are:

  . BASE SALARIES. To manage fixed compensation at a conservative level, market rates for base salary bands will be set at approximately the 25th-percentile level from the market (as defined above).

  . ANNUAL INCENTIVES. Opportunities under the Incentive Compensation Plan ("ICP") are intended to provide COMPETITIVE TOTAL CASH COMPENSATION (base salary plus annual incentives) if Company performance goals are attained, with the ability to earn higher amounts if performance goals are exceeded. Likewise, payments will provide total cash that is below competitive levels if goals are not attained.

    -- If the Company attains its targeted performance goals, the Company will provide cash compensation levels that approximate the 50th percentile of the Company's comparator group.

    -- If the Company attains superior performance levels, cash compensation will be provided at or near the 75th-percentile levels of the Company's comparator group.

  . LONG-TERM INCENTIVES. To place greater emphasis on pay that is tied to the Company's stock performance over time, opportunities provided under long-term incentive programs will be targeted at the 75th percentile of the market.

  . EMPLOYEE AND EXECUTIVE BENEFITS. Benefit levels will reflect moderately competitive market levels (50th percentile).

  STOCK OWNERSHIP GOALS FOR SENIOR EXECUTIVES AND MANAGERS. A commitment to increased stock ownership on the part of Company management is an important element of the compensation programs for the new company and influenced the design of compensation plans. Accordingly, the Committee has established new stock ownership guidelines to ensure that the interest of senior executives and stockholders are closely aligned, and to strengthen the link between Company performance and compensation. In setting the new guidelines, the Committee took into account the current ownership levels of senior management and the desire to encourage further ownership in the new organization.

  The guidelines are as follows:

                                                         Stock Ownership Goals
         Executive Level                               (As a Multiple of Salary)
         ---------------                               -------------------------
    President and Chief Executive Officer.............      7 x Base Salary
    Senior Vice Presidents............................      4 x Base Salary
    Vice Presidents...................................      3 x Base Salary
    Nonofficers in Salary Bands 34-36.................      2 x Base Salary

  Beginning with 1996 grants, each senior executive or manager covered by the guidelines will be required to retain the net, after-tax shares obtained through option exercises, or through vested restricted stock, until he or she has accumulated the required ownership levels. The Committee will monitor total share holdings on an annual basis. The guidelines are to be achieved by January 1, 1999, or (for nonofficers) by January 1, 2000.

  BASE SALARIES. Executive positions will be grouped by salary bands that are part of the Company's total salary structure. The Company will consider various factors in assigning executives to specific bands, including job content, level of responsibility, and accountability. Executive salaries will be reviewed and adjusted periodically within the bands to reflect individual performance against goals and changes in job responsibility.

  SALARY EXCHANGE OPTION PROGRAM. Under the Stock Plan, the Company has implemented a program to further enhance the link between stock price performance and executive compensation. Starting in 1996, senior executives will have the opportunity to exchange up to 25 percent of their base salary each year for a grant of nonqualified stock options with a ten year term. For each $10,000 the executive exchanges, the executive will receive a grant of options on 1,500 shares of the Company stock. Senior executives will be able to elect salary exchanges for up to three consecutive years at one time, provided that not more that 25 percent of salary in any given year is exchanged for options.

  INCENTIVE COMPENSATION PLAN ("ICP"). Executives will be eligible for annual, performance-based awards under the Company's Incentive Compensation Plan ("ICP"). The ICP provides for the establishment of annual performance goals that may include corporate, departmental, and individual goals. For 1996, goals for executive officers will be weighted 80 percent upon achievement of targeted levels of operating income, 10 percent upon achievement of safety and on-time performance goals, and 10 percent upon individual productivity goals, which will vary by executive officer and will reflect the Company's strategic objectives.

  The level of award opportunity under the ICP will vary by executive. The maximum award for each position is based upon 100 percent of the market reference point, reflecting compensation levels for comparable positions. As noted above, opportunities generally are established to provide competitive (50th-percentile) cash compensation relative to the market for performance that meets the Company's targets, and 75th-percentile cash compensation for superior performance that exceeds the Company's goals.

  LONG-TERM INCENTIVES. To further encourage ownership in the Company and alignment of employees' interests with those of stockholders, the Company will implement the Stock Plan, subject to stockholder approval, as described under "PROPOSAL NO. 3, APPROVAL OF BURLINGTON NORTHERN SANTA FE 1996 STOCK INCENTIVE PLAN" in this proxy statement.

  The plan supports the Company's compensation philosophy and objectives, and will encourage employee focus on the types and levels of performance that lead to increased stock prices and overall returns to stockholders. The specific program to be used under the Plan also will support executive and employee stock ownership.

  INCENTIVE BONUS STOCK PLAN. To enhance individual stock ownership and further tie compensation to Company stock price performance, executives and other key employees will be given the opportunity to exchange up to 100 percent of their ICP awards for a grant of restricted stock.

  Participants will receive a restricted share grant equal to 150 percent of the ICP award foregone. Shares generally will vest three years after grant, but may vest in two years upon attainment of certain prespecified performance goals, or upon certain other events.

  STOCK OPTION GRANTS. Under the Stock Plan, the Company intends to make periodic grants of stock options to all salaried employees. Stock options under the Stock Plan cannot be issued with an exercise price below the market value of Company common stock on the date of grant. Thus, recipients will realize benefit only when the price of the Company's stock appreciates. Stock options for senior executives and others may also include a reload feature to encourage the achievement of their stock ownership goals.

  To reinforce the Company's goal of linking a substantial portion of total compensation to stock value, the grant sizes for all eligible employees will be targeted to provide long-term incentive opportunities at the 75th percentile of the market. Actual stock options granted also will reflect each recipient's individual performance and salary band.

  PERFORMANCE SHARE PLAN. The Committee also decided that an additional mechanism was appropriate to further emphasize teamwork, leadership, and focus on stock price performance among top management. As such, the Committee approved a special, one-time grant of performance shares to senior executives and other selected employees beyond the annual option grant. The grant will be in the form of performance-based restricted stock, with ultimate vesting of the shares dependent upon attainment of prespecified stock price hurdles.

  Senior executives received a grant on January 18, 1996, of an aggregate of 391,120 shares of restricted stock. Contingent upon stockholder approval, these specific performance share awards are intended to be deductible pursuant to Section 162(m) of the Internal Revenue Code.

  The actual number of performance shares that ultimately vest will be based on the Company's common stock price performance over a six-year measurement period, relative to pre-established goals. The goals call for ratable vesting in one-third increments, based upon a 12 percent compound annual growth rate in price over three, four, and five years. At a grant price of $74.50, the price goals would be $104.67, $117.23, and $131.29, respectively.

  If the Company's stock price does not reach these performance goals by the end of the full six-year performance period, the corresponding shares will not vest and will be forfeited.

  CEO COMPENSATION. The factors upon which Mr. Krebs' 1995 compensation was based are the same as described for all executive officers pursuant to the executive compensation strategy described in this report under "Report on Compensation Prior to Merger: Burlington Northern Inc. and Santa Fe Pacific Corporation." Mr. Krebs was eligible to participate in the same compensation plans available to other executive officers of the Company and SFP.

  During 1995, outside consultants reviewed compensation levels at BNI and SFP relative to those of corporations of comparable size, revenues, and employee base. For 1995, Mr. Krebs' base salary was increased to $525,000, reflecting the analysis that indicated his salary was low compared with the targeted market levels. The Company's Compensation Committee subsequently raised Mr. Krebs' base salary to $725,000 effective January 1, 1996, to bring him closer to 25th-percentile levels for an organization of the Company's size. Mr. Krebs' base salary will be reduced to $544,000 in 1996 based upon his election to trade salary for stock options under the Salary Exchange Option Program.

  Mr. Krebs' 1995 incentive opportunity under the SFP Incentive Compensation Plan was weighted 80 percent upon the achievement of targeted growth in operating income, 10 percent upon the achievement of safety and on-time performance goals, and 10 percent upon the achievement of individual goals. The actual incentive earned ($530,294) by Mr. Krebs reflected that SFP's revenue from operating income exceeded goals by 4.2 percent, a reduction of
36.9 percent in the number of reportable personal injuries and a reduction of
26.3 percent in lost work time on the system as measured by the Federal Railroad Administration, and achievement of a 93 percent system-wide, on-time performance record for 1995. Mr. Krebs' award also reflected specific strategic objectives, including successful completion of the business combination between BNI and SFP.

  In order to link compensation paid to Mr. Krebs to the Company's stock performance and to provide him with an incentive for greater return to stockholders, he was granted 175,000 options to purchase SFP stock in 1995 under the Santa Fe Pacific Long Term Incentive Stock Plan ("SFP Stock Incentive Plan"), which were converted into 72,239 options to purchase Company common stock. The size of the grants reflects the general grant criteria outlined above, Mr. Krebs' total compensation levels (including shares previously granted), and the Board's recognition of Mr. Krebs' superior performance and leadership as Chairman, President and Chief Executive Officer of SFP.

  Mr. Grinstein was Chairman and Chief Executive Officer of BNI from October 1990 and Chairman of the Company subsequent to the business combination until his retirement December 31, 1995. Mr. Grinstein's compensation package was designed to reflect the goals of the BNI's executive compensation program. After analyzing market data and his performance, BNI's Board increased Mr. Grinstein's salary to $750,000, effective February 1, 1995. This decision reflected BNI's targeted competitive position of 50th percentile for base salaries. This increase brought Mr. Grinstein's salary within 5% of this targeted level.

  The BNI Incentive Compensation Plan award to Mr. Grinstein was based upon BNI's performance against prespecified goals, including net income, operating ratios, debt reduction, service performance, and safety.

  For 1995, the Committee determined that BNI achieved Level One (outstanding) performance for the year. In making this determination, the Committee reviewed BNI's actual performance in each of the areas shown above, and the successful completion of the business combination with SFP. The Committee also reviewed Mr. Grinstein's personal contributions to the success of the Company in providing him with a bonus award of $1,500,000. In addition, in light of Mr. Grinstein's past contributions, as well as his continuing efforts on behalf of the Company, a separation arrangement (as described under "Employment Contracts and Change in Control Arrangements" in this proxy statement) was approved.

  Grants of stock options and restricted stock to Mr. Grinstein under the long-term incentive program in 1995 reflected BNI's 75th-percentile competitive target for these plans and Mr. Grinstein's personal performance in his leadership role with BNI. Accordingly, in April 1995, Mr. Grinstein was granted 59,800 stock options and 14,250 shares of restricted stock.

  POLICY ON DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Internal Revenue Code (the "Code") limits the tax deductibility by a company of compensation in excess of $1 million paid to any of its most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of preestablished objective performance goals and the board committee that establishes such goals consists only of "outside directors" (as defined for purposes of 162(m)). All members of the Committee qualify as "outside directors."

  The Committee has considered these requirements and the regulations. The proposed Stock Plan is intended to authorize grants that meet the new requirements. See "PROPOSAL NO. 3, APPROVAL OF BURLINGTON NORTHERN SANTA FE 1996 STOCK INCENTIVE PLAN" in this proxy statement.

  While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated by the Committee in light of the Company's overall compensation philosophy and objectives. The Committee intends to establish executive officer compensation programs that will maximize the Company's federal income tax deductions for compensation expense, if such actions are consistent with the Company's philosophy and objectives and in the best interest of the Company and its stockholders. However, the Committee believes there are circumstances in which the Company's and stockholders' interests are best served by providing compensation that is not fully deductible, and that its ability to exercise discretion outweighs the advantages of qualifying compensation under Section 162(m).

REPORT ON COMPENSATION PRIOR TO MERGER: BURLINGTON NORTHERN INC. AND SANTA FE PACIFIC CORPORATION

  The following outlines the compensation philosophies and objectives used by the compensation committees of BNI and SFP for compensation decisions made in 1995 before the business combination on September 22, 1995.

  EXECUTIVE OFFICER COMPENSATION POLICIES. Both committees' executive compensation policies reflected similar overall objectives:

  . To align the interests of executive officers with those of the corporation's stockholders;

  . To link compensation to the performance of the corporation, as well as to the individual contribution of each officer;

  .  To emphasize variable as opposed to fixed compensation;

  . To attract, motivate, and retain executives with outstanding abilities by targeted compensation levels that are competitive in the marketplace; and

  . To require executives to maintain a significant equity interest in the corporation and to manage from the perspective of a business owner.

  ANNUAL COMPENSATION. Both committees monitored total competitive pay data on an annual basis to ensure appropriate alignment with the market for executive talent. Base salaries for executives were based upon salary ranges established for each position. Salary ranges were determined through annual competitive analyses. Each employee's actual salary within the range reflected an annual assessment of his or her performance.

  Both companies encouraged optimal performance through the use of incentive programs, thus furthering the goal of having "at risk" compensation as an important component of the executive compensation program. Each corporation had an incentive plan under which executives were eligible for annual awards based on performance against preestablished corporate, departmental, and individual goals. At BNI, 1995 goals included net income, operating ratio, debt reduction, service performance, and safety. SFP's goals included growth in operating income, achievement of safety and on-time performance goals, and other individual goals aligned with SFP's strategic objectives. In determining awards, the committees also reviewed individual performance of executives based on individual or team goals, or both.

  Annual incentive opportunities reflected total cash compensation targets set by both corporations to provide competitive (50th-percentile) pay levels relative to the external market if corporate performance goals were met. Cash compensation levels above the market would be provided if performance goals were exceeded.

  LONG-TERM INCENTIVE PLANS. Long-term incentives in the form of equity-based compensation comprised a substantial portion of an executive's total compensation at both companies. Each corporation made grants under long-term incentive plans to encourage executive performance that would lead to enhanced stock values. In determining grant sizes, each committee took into account current total compensation levels as compared to competitive markets and specific targeted levels of long-term opportunity. Previous awards and achievement of stock ownership goals also were considered in determining stock awards.

  Executives were regularly considered for stock option grants consistent with each corporation's goals to weight total compensation heavily toward long-term equity interest. Actual option grants to each executive were based on individual performance with respect to the accomplishment of goals, salary grade level, and targeted competitive levels.

  Executives at both corporations also were considered for restricted stock grants on a regular basis. At BNI the number of shares granted to executives each year was based on individual performance, contribution to overall company performance results, the corporation's desire to retain the executive, salary grade level, and the targeted competitive levels outlined above.

  STOCK RETENTION. Both committees believed that stockholders benefit when the corporation is managed by executives who are themselves stockholders. Both corporations established specific stock ownership amounts based on executive level or grade. In addition BNI required all executives to retain the net, after-tax shares obtained through stock options or vested restricted stock until the executives accumulated the specified guideline amounts.

COMPENSATION COMMITTEE:

  Michael B. Yanney, Chairman
  Joseph F. Alibrandi
  Jack S. Blanton
  John J. Burns, Jr.
  Daniel P. Davison
  Daniel J. Evans
  Robert H. West

PERFORMANCE GRAPH

  The following graph depicts a five year comparison of cumulative total stockholder returns, assuming reinvestment of dividends,(/1/) for the Company, the Standard & Poor's 500 Stock Index ("S&P 500"), and the Standard & Poor's Railroad Index ("S&P Rail"). The Company is included within both the S&P 500 and S&P Rail indices. The graph assumes that $100 was invested on December 31, 1990, in each of the common stock of Burlington Northern Inc.(/2/), the S&P 500, and the S&P Rail(/3/).

                             [GRAPH APPEARS HERE]

       December 31              BNI                        S&P 500                       S&P Rail
       -----------              ---                        -------                       --------
          1990                  $100                        $100                           $100
          1991                  $147                        $130                           $155
          1992                  $162                        $140                           $187
          1993                  $221                        $154                           $230
          1994                  $188                        $156                           $196
          1995                  $311                        $215                           $284

--------
(1) With respect to an investor in the Company's common stock (which trades on the New York, Chicago and Pacific Stock Exchanges under the symbol "BNI"), this analysis assumes that cash dividends were reinvested in additional shares of BNI on the date the dividends were paid. With respect to S&P 500 and S&P Rail, dividends are assumed to be reinvested when reported.

(2) On September 22, 1995, BNI and SFP effected the business combination pursuant to which each became subsidiaries of the Company. As a result, each holder of one share of BNI common stock received one share of the Company's common stock, and each holder of one share of SFP common stock (excluding the shares of SFP common stock acquired by BNI in the tender offer commenced December 23, 1994, which shares remained outstanding, and excluding shares of SFP common stock held in treasury, which shares were cancelled) received 0.41143945 shares of the Company's common stock.

(3) Stock price performance shown on this graph is not necessarily indicative of future price performance. The initial point selected for comparison of investment performance, which for this year is December 31, 1990, as required by Securities and Exchange Commission rules, is also a factor that will affect total stockholder return over any given period of time.

                                PROPOSAL NO. 2

  APPROVAL OF BURLINGTON NORTHERN SANTA FE NON-EMPLOYEE DIRECTORS' STOCK PLAN

  The Board of Directors recommends the adoption of the Burlington Northern Santa Fe Non-Employee Directors' Stock Plan ("Directors' Stock Plan") under which a total of 300,000 shares of the Company's Common Stock will be made available for grants. Any shares subject to an award that expires or terminates shall again be available for grant under the Directors' Stock Plan. The Board of Directors believes that the granting of awards under the Directors' Stock Plan will work to increase the non-employee directors' proprietary interest in the Company and to align their interests with those of the stockholders. The Directors' Stock Plan will replace directors' stock-based compensation plans maintained previously by BNI and no further awards will be made under those plans.

  Accordingly, the Board of Directors on January 18, 1996, approved and adopted the Directors' Stock Plan, subject to approval by stockholders. An affirmative vote of a majority of the shares of common stock of the Company present in person or represented by proxy at the meeting and entitled to vote on the subject matter will constitute stockholder approval of the Directors' Stock Plan. Abstentions will have the effect of a vote against approval, while broker non-votes will have no effect on the vote.

  The following is a summary of the major provisions of the Directors' Stock Plan and is qualified in its entirety by the full text of the Burlington Northern Santa Fe Non-Employee Directors' Stock Plan attached to this proxy statement as Appendix A.

  If approved by the stockholders, the Directors' Stock Plan provides for automatic annual grants of options to purchase the Company's common stock on the date of the Company's annual meeting commencing in 1996 to each individual who is elected to the Board of Directors at such meeting, and who is not an employee of the Company. Each annual grant will permit the holder, for a period of up to ten years from the date of grant, to purchase from the Company 1,000 shares of the Company's common stock (subject to adjustment as provided in the Directors' Stock Plan) at 100% of the fair market value of such shares on the date the option is granted. Each option shall become exercisable commencing on the first anniversary date of grant.

  In the event of the retirement, death, disability or upon a change in control as defined in the Directors' Stock Plan, all options granted shall become immediately exercisable and shall be available for exercise until the later of (1) one year from the date service on the Board ceases, or (2) as long as service on the Board continues, but not later than ten years from date of grant. An option will be forfeited upon a director's resignation from or refusal to serve on the Board, other than any resignation, termination, or not standing for reelection at the retirement age or at the request or with the consent of the Company. Each option and all rights shall be nonassignable and non-transferrable other than by will or the laws of descent and distribution unless, and to the extent legally permitted, an election is made prior to the date of grant to receive an option tranferrable to an immediate family member or trust for the benefit of a family member.

  The options under the Directors' Stock Plan shall be non-qualified stock options. The exercise of an option for stock will result in taxable ordinary income to the non-employee director and a corresponding deduction to the Company on the date of exercise, equal to the difference between the option price and the fair market value on the date the option was exercised.

  The Directors' Stock Plan also provides for Retainer Stock Awards in the form of restricted stock. Immediately following the 1996 annual meeting of stockholders, a one-time Retainer Stock Award of 1,000 restricted shares shall be made to each director who is elected to serve on the Board, to vest ratably upon the third, fourth and fifth anniversary of the award subject to the attainment of a 12% compound annual growth rate in the fair market value of a share of Common Stock (as defined in the Directors' Stock Plan) maintained for a 30 consecutive-day period immediately prior to or following the respective anniversary date. Thereafter, as of the date of each subsequent annual meeting of stockholders, each newly elected director who had not previously received such an award, shall be granted a one-time Retainer Stock Award of 1,000 restricted shares subject to the same vesting requirements. To the extent that an award has not vested previously, it shall be forfeited six years from date of grant. In addition, the directors may also agree by timely election to forego up to 25% of their annual retainer and receive a Retainer Stock Award in the form of restricted stock of 125% of the amount foregone based upon the fair market value of Company common stock on the date of grant, which will be December 31 of each calendar year, to vest three years from date of grant. A Director who has been granted an award of restricted stock will not realize taxable income at the time of the grant. When such restrictions lapse, the Director will receive taxable income in an amount equal to the fair market value of the shares at that time.

  A participant who ceases to be a director prior to vesting will forfeit his or her award except that in the event of retirement, death, disability, or a change in control, all Retainer Stock Awards other than performance-based awards become vested. A performance-based Retainer Stock Award will vest fully upon a change in control and vest ratably upon retirement, death or disability if certain performance criteria are attained.

  The Directors' Stock Plan will be administered by the Directors and Corporate Governance Committee which will be authorized to interpret the Plan but have no authority with respect to the selection of directors to receive stock awards, the number of shares subject to the plan or each grant thereunder, or the option price for shares subject to options. The Board may amend the Directors' Stock Plan as it shall deem advisable but may not amend the Directors' Stock Plan without further approval of the stockholders if such approval is required by law or if the amendment would increase materially the benefits under the Directors' Stock Plan, and may not amend the provisions relating to the amount, price, and timing of options more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. Adjustments shall be made in the number and kind of shares subject to the Directors' Stock Plan and the number and kind of shares subject to outstanding and subsequent option grants and in the purchase price of outstanding options, in each such case to reflect changes in the Company's common stock through changes in the Company's corporate structure or capitalization, such as through a merger or stock split.

  On January 31, 1996, the Company's common stock closed at $81.875 on the New York Stock Exchange.

NEW PLAN BENEFITS

  The following table indicates the number of shares of common stock and the value that could be received in 1996 under the Directors' Stock Plan:

                                                            Number of Shares
                                                          Underlying Options or
            Name and Position                             Retainer Stock Awards
            -----------------                             ---------------------
    Non-Employee Directors Group (16 persons)
    Stock Options.......................................         16,000
    Retainer Stock Awards (subject to performance crite-
     ria)...............................................         16,000
    Retainer Stock Awards Election in Lieu of Fees......          2,215(1)
    Total (16 persons)..................................         34,215

--------
(1) Under the Directors' Stock Plan, up to 25% of the annual retainer fee may be waived in exchange for restricted stock as described above. The number of shares to be granted depends upon the fees waived by each Director. This assumes each Director elected to waive the maximum amount permitted and assumes a fair market value of $81.25 per share based upon the fair market value of a share of common stock on January 31, 1996.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 2

                                PROPOSAL NO. 3

    APPROVAL OF THE BURLINGTON NORTHERN SANTA FE 1996 STOCK INCENTIVE PLAN

  The Board of Directors recommends the adoption of the Burlington Northern Santa Fe 1996 Stock Incentive Plan ("Stock Plan") under which a total of 10,000,000 shares of the Company's Common Stock will be made available for grants. The Board of Directors believes that the granting of awards under the Stock Plan will strengthen its ability to attract and retain officers, key employees and other personnel of ability and experience in the employ of the Company and its subsidiaries by furnishing suitable recognition of their ability and industry. The Stock Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock and performance units (the "Awards"). Accordingly, the Board of Directors on December 14, 1995, approved and adopted the Stock Plan, subject to approval by stockholders. An affirmative vote of a majority of the shares of common stock of the Company present in person or represented by proxy at the meeting and entitled to vote on the subject matter will constitute stockholder approval of the Stock Plan. Abstentions will have the effect of a vote against approval, while broker non-votes will have no effect on the vote.

  The full text of the Stock Plan is attached to this proxy statement as Appendix B. The following is a summary of the major provisions of the Stock Plan and is qualified in its entirety by the full text thereof.

  ADMINISTRATION. The plan provides for administration by the Compensation Committee of the Board of Directors (the "Committee"); provided, however, each of the members of the Committee must be both a non-employee and a "disinterested director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 ("Exchange Act") and an "outside director." No member of the Committee is eligible to be selected to participate in the Stock Plan. Among the powers granted to the Committee are the authority to interpret the Stock Plan, establish rules and regulations for its operation, select employees of the Company and its subsidiaries to receive Awards and determine the form and amount and other terms and conditions of such Awards. The Plan authorizes the Committee to delegate its authority and duties under the Plan, in certain circumstances; provided, however, only the Committee may select and grant Awards to participants who are subject to Section 16 of the Exchange Act.

  ELIGIBILITY FOR PARTICIPATION. All salaried employees of the Company or its subsidiaries (the "Employees") are eligible to be selected to participate in the Stock Plan. The selection of participants from among the Employees is within the discretion of the Committee. The Company currently has approximately 5,200 salaried employees.

  AMENDMENT OF PLAN. The Board may suspend, amend or terminate the Stock Plan at any time, with or without prior notice; provided, however, it may not, without stockholder approval, adopt any amendment which would require the vote of the stockholders pursuant to Section 16 of the Exchange Act.

  AVAILABLE SHARES. Ten million shares of common stock of the Company are available for grant under the Stock Plan. Shares of common stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares, or are settled in cash in lieu of common stock, and shares used to pay an option exercise price will be available for grant under the Stock Plan. The maximum number of shares available for issuance under the Stock Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of common stock or credited as additional performance shares.

  LIMITATION ON AWARDS. No participant shall receive any Award of a stock option or a stock appreciation right to the extent that the sum of the number of shares subject to the Award, and the number of shares subject to prior awards of options and stock appreciation rights during a one year period ending on the date of grant, exceeds 1,000,000 shares.

  STOCK OPTIONS. Under the Stock Plan, the Committee may grant Awards in the form of incentive and non-qualified stock options to purchase shares of the Company's common stock. This will include option grants to certain senior executives in an amount equal to the number of shares tendered to pay an option exercise price. The Committee will determine the number of shares subject to each option, the manner and time of the option's exercise and the exercise price per share of stock subject to the option. In no event, however, may the exercise price of a stock option be less than the fair market value of the Company's common stock on the date of grant. Upon exercise, the option price may, at the discretion of the Committee, be paid by a participant in cash, shares of common stock, a combination thereof, or such other consideration as the Committee may deem appropriate. Any stock option granted in the form of an incentive stock option will satisfy the applicable requirements of Section 422 of the Code.

  STOCK APPRECIATION RIGHTS. The Stock Plan authorizes the Committee to grant Stock Appreciation Rights ("SARs") either in tandem with a stock option or independent of a stock option (including SARs). A SAR is a right to receive a payment equal to the appreciation in market value of a stated number of shares of common stock from the SAR's exercise price to the market value on the date of its exercise. The Committee will determine the number of shares subject to the award, the manner and time of a SAR exercise and the exercise price, which shall not be less than the fair market value of a share of Company common stock.

  A tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. A tandem SAR shall be exercisable to the extent its related stock option is exercisable, and the exercise price of such a SAR shall be the same as the option price under its related stock option. Upon the exercise of a stock option as to some or all of the shares covered by the Award, the related tandem SAR shall be cancelled automatically to the extent of the number of shares covered by the stock option exercise.

  An LSAR is the same as a tandem SAR but becomes exercisable only upon a change in control as defined in the Stock Plan, and upon exercise, a participant receives a payment equal to the difference between the fair market value and the exercise price.

  STOCK AWARDS. The Stock Plan authorizes the Committee to grant Awards in the form of shares of restricted stock or restricted stock units. Such Awards will be subject to such terms, conditions, restrictions or limitations, if any, as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability and continued employment. The Plan gives the Committee the discretion to accelerate the delivery of a stock Award.

  PERFORMANCE SHARES. The Stock Plan allows for the grant of "performance shares." For purposes of the Stock Plan, "performance shares" means either restricted shares of common stock of the Company or units which are expressed in terms of common stock of the Company. Such Awards will be contingent upon the attainment of certain performance objectives over a period to be determined by the Committee. The grant of performance shares in 1996 is described in the "REPORT ON EXECUTIVE COMPENSATION" in this proxy statement and requires a significant growth in stock price during the performance period for vesting of this award.

  PERFORMANCE UNITS. Awards may also be granted in the form of performance units which are units valued by reference to criteria chosen by the Committee, other than the Company's common stock. Performance units are similar to performance shares in that they are awarded contingent upon the attainment of certain performance objectives over a fixed period. The length of the period, the performance objectives to be achieved during the period and the measure of whether and to what degree the objectives have been achieved will be determined by the Committee.

  CHANGE IN CONTROL/CHANGE IN OWNERSHIP. In the event of a change in control (as defined in the Stock Plan), (i) all of the terms, conditions, restrictions and limitations in effect on any of an Employee's outstanding Awards would immediately lapse, and (ii) all of the Employee's outstanding Awards would automatically become one hundred percent vested.

  The Plan defines a change in control as occurring if: (a) any "person" becomes the beneficial owner of securities representing 25% or more of the voting power of the Company's outstanding securities; or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease to constitute at least a majority of the Board; or (c) the Company's stockholders approve a merger or consolidation of the Company with another company; or (d) the Company's stockholders approve a plan of complete liquidation or an agreement for the sale or disposition by the Company of all or substantially all of its assets; except that a merger or business combination with a Class I railroad or holding company of a Class I railroad shall not constitute a change in control unless the Board so determines.

  FEDERAL INCOME TAX CONSEQUENCES. An employee who has been granted an incentive stock option will not realize taxable income and the Company will not be entitled to a deduction at the time of the grant or exercise of such option. If the employee makes no disposition of shares acquired pursuant to an incentive stock option within two years from the date of grant of such option, or within one year of the transfer of the shares to such employee, any gain or loss realized on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for Federal income tax purposes. If the foregoing holding period requirements are not satisfied, the employee will generally realize ordinary income at the time of the disposition in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price or (ii) the excess of the amount realized upon disposition of the shares, if any, over the option price, and the Company will be entitled to a corresponding deduction.

  An employee will not realize taxable income at the time of the grant of a non-qualified option. Upon exercise, however, the employee will realize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of exercise over the option price, and the Company will be entitled to a corresponding deduction. Upon subsequent disposition of such shares, the employee will realize short-term or long-term capital gain or loss, with the basis for computing such gain or loss equal to the option price plus the amount of ordinary income realized upon exercise.

  An employee who has been granted a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for Federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the fair market value of the shares at such time, and the Company will be entitled to a corresponding deduction. Dividends paid to the holder during the restriction period will also be compensation income to the employee and deductible as such by the Company. The holder of a restricted stock award may elect to be taxed at the time of grant of the award on the then fair market value of the shares, in which case (i) the Company will be entitled to a deduction at the same time and in the same amount,
(ii) dividends paid to such holder during the restriction period will be taxable as dividends to such holder and not deductible by the Company, and
(iii) there will be no further tax consequences when the restrictions lapse. If an employee who has made such an election subsequently forfeits the shares, he will not be entitled to any deduction or loss. The Company, however, will be required to include as ordinary income the lesser of the fair market value of the forfeited shares or the amount of the deduction originally claimed with respect to the shares.

  OTHER TERMS OF AWARDS. Awards may be paid in cash, common stock, a combination of cash and common stock, or any other form of property, as the Committee shall determine. If an Award is granted in the form of a stock award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may include as part of such Award an entitlement to receive dividends or dividend equivalents. At the discretion of the Committee, payment of a stock award, performance share, performance unit, dividend, or dividend equivalent may be deferred by a Participant.

  The plan provides for the forfeiture of Awards in the event of termination of employment for a reason other than death, disability, retirement, or termination by the Company other than for cause.

  In the event that termination occurs by reason of death, all Awards shall vest. In the event that termination occurs by reason of disability or retirement, all Awards shall vest ratably except that the proportion of such Awards subject to performance criteria shall remain subject to the same terms and conditions. In the event of termination by the Company other than for cause, Awards shall vest ratably except that all performance-based awards shall be forfeited. In the event of death, disability, or retirement, options and stock appreciation rights shall be exercisable for three years and in the event of termination by the Company other than for cause, options and stock appreciation rights are exercisable for three months thereafter, but in no event later than the scheduled expiration date.

  Upon the grant of any Award, the Committee may, by way of an Award Notice or otherwise, establish such other terms, conditions, restrictions and limitations governing the grant of such Award as are not inconsistent with the Plan.

  NEW PLAN BENEFITS. The Awards that have been made to date under the Stock Plan, subject to stockholder approval, are described in the table below. Future awards are in the discretion of the Committee and cannot be determined at this time.

                               NEW PLAN BENEFITS

                                              Performance-       Salary
                                                 Based          Exchange       Incentive
                                               Restricted        Stock       Compensation
                           Stock Options(1)    Shares(2)       Options(3)     Bonus Stock
                          ------------------ -------------- ---------------- ----------------
                           Number            Number  Grant  Number           Number    Grant
                             Of     Exercise   Of     Date    Of    Exercise   Of       Date
   Name and Position       Shares    Price   Shares  Price  Shares   Price   Shares    Price
   -----------------      --------- -------- ------- ------ ------- -------- ------    ------
Robert D. Krebs.........    100,000  $74.50   30,990 $74.50  70,650  $81.25   4,895(4) $81.25
 President & Chief                                                            8,297(5)
 Executive Officer
Donald G. McInnes.......     30,000  $74.50   18,560 $74.50  19,800  $81.25   2,854(4) $81.25
 Senior Vice President &                                                      2,045(5)
 Chief Operations
 Officer
John Q. Anderson........     15,000  $74.50   10,800 $74.50  10,500  $81.25       0         0
 Senior Vice President-
 Coal, Metals and
 Minerals Business Unit
Executive Group.........    237,000  $74.50  134,550 $74.50 155,400  $81.25  14,290(4) $81.25
                                                                             17,814(5)
Nonexecutive Officer
 Employee Group.........  1,731,660  $74.50  256,650 $74.50 227,250  $81.25  67,283(4) $81.25
                                                                             94,022(5)

--------
(1) Options are exercisable commencing after one year and for a term of up to ten years. The ultimate value of the options will depend on the future market value of the Company's stock, which cannot be forecast with reasonable accuracy.

(2) Restrictions on performance shares may lapse over a six-year period, if the Company's stock price attains preestablished hurdles based on annual compound growth in stock price of 12% over three, four, and five years. The Company cannot predict the dollar value of the shares that would vest if the performance goals are attained because it cannot predict the Company's stock price in the last year of the performance cycle. If the performance goals are not attained within six years after grant, the shares are forfeited.

(3) These options were granted in lieu of preselected portions of the executives' base salary over the next three years pursuant to the Company's Salary Exchange Option Program. The exercise price of the options on the date of grant was $81.25.

(4) These shares were granted in lieu of a preselected portion of each designated employee's 1996 ICP Award. Restrictions on the stock lapse three years after grant, or earlier if the Company attains certain pre-established performance hurdles, or other events occur.

(5) These shares were granted in substitution for and in equal number to performance units granted under the SFP Incentive Stock Plan and are subject to the original terms and conditions for vesting.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 3

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

  The following table summarizes, for the years indicated, the compensation paid by the Company and its subsidiaries to the Chief Executive Officer and to each of the four other most highly compensated executive officers who were serving as executive officers of the Company at the end of 1995 and two former executive officers of BNI.

                          SUMMARY COMPENSATION TABLE

                                                                   Long-Term Compensation
                                                            ------------------------------------
                                         Annual
                                      Compensation                   Awards            Payouts
                              ----------------------------- ------------------------ -----------
                                                                          Securities
                                                                          Underlying
                                                                           Options/
        Name and                                   Other     Restricted      SARs       LTIP        All Other
   Principal Position    Year  Salary  Bonus (1) Annual (2) Stock (1) (3)  (Shares)  Payouts (4) Compensation (5)
   ------------------    ---- -------- --------- ---------- ------------- ---------- ----------- ----------------
Gerald Grinstein........ 1995 $750,000 $1,500,00  $270,140    $846,094      59,800    $      0      $   83,863
 Retired Chairman of     1994 $691,667 $ 790,860  $229,410    $783,750      59,800    $      0      $   40,024
 the Company             1993 $600,000 $ 767,760       --     $956,250      71,000    $      0      $    4,950
Robert D. Krebs......... 1995 $525,000 $ 265,147       --     $397,721     124,199    $508,981      $   20,375
 President and Chief     1994 $475,000 $239,450        --     $359,175      95,907    $      0      $   24,246
 Executive Officer       1993 $450,000 $143,500        --     $215,325     136,155    $      0      $    4,000
 of the Company
Donald G. McInnes....... 1995 $260,000 $ 154,618       --     $231,927      32,806    $205,743      $   10,209
 Senior Vice President   1994 $225,000 $ 236,131       --     $88,534        8,256    $      0      $   13,903
 and Chief Operations    1993 $181,900 $ 91,969        --     $34,488       33,024    $      0      $    4,000
 Officer of the Company
John Q. Anderson........ 1995 $270,400 $ 351,670       --     $237,500      15,000    $      0      $   11,848
 Senior Vice President-- 1994 $259,167 $225,000        --     $203,500      13,600    $      0      $   14,753
 Coal, Metals and        1993 $250,000 $245,000        --     $230,625      16,000    $      0      $    7,884
 Minerals Business Unit
 of the Company
Steven F. Marlier....... 1995 $245,000 $ 307,976       --     $      0      31,073    $198,051      $   14,042
 Former Senior Vice      1994 $215,000 $298,900        --     $0             8,256    $      0      $   13,950
 President--Consumer     1993 $175,100 $109,107        --     $0            33,024    $      0      $    4,000
 Business Unit of the
 Company
Ronald A. Rittenmeyer... 1995 $212,916 $ 537,360       --     $712,500      20,000    $      0      $3,828,268
 Former Chief Operating  1994 $150,691 $ 225,000       --     $438,263      11,700    $      0      $    3,848
 Officer, Burlington     1993      N/A       N/A       --          N/A         N/A    $      0             N/A
 Northern Railroad
 Company
David C. Anderson....... 1995 $348,400   351,670       --     $593,750      20,000    $      0      $3,039,277
 Former Executive Vice   1994 $333,333 $225,000        --     $550,000      20,000    $      0      $   17,401
 President, Chief        1993 $313,750 $250,000        --     $309,375      21,000    $      0      $    2,503
 Financial Officer of
 BNI

--------
(1) The bonus awards for the executive officers named in the table were paid pursuant to the annual incentive compensation plans described in the "REPORT ON EXECUTIVE COMPENSATION." Messrs. Krebs and McInnes elected to forego a portion of their annual incentive pursuant to the SFP Incentive Stock Bonus Plan in exchange for a grant of restricted stock (except that performance units were granted in 1995 relating to the 1994 incentive that was waived). The bonuses waived by Messrs. Krebs and McInnes have been excluded from the Bonus column and the value of the restricted stock (and in 1994, performance units) is included in the Restricted Stock column.

(2) Includes imputed interest of $251,040 and $179,168 for the years 1995 and 1994, respectively on the loan described under "Employment Contracts and Change in Control Arrangements" in this proxy statement.

(3) Messrs. Grinstein, Krebs, McInnes, and J. Anderson owned 14,250, 3,615, 578, and 4,000 shares of restricted stock with a value of $1,111,500, $281,970, $45,084, and $312,000, respectively based upon a per share value of $78 as of December 31, 1995. Mr. Grinstein's 1995 restricted stock vested on December 31, 1995. Messrs. Rittenmeyer's and D. Anderson's 1995 restricted stock grants vested upon their termination in 1995. Dividends are paid on a restricted stock award.

(4) Approval of the business combination between BNI and SFP by stockholders of SFP constituted a change in control and therefore 47,111 unvested performance-based restricted shares held by Messrs. Krebs, McInnes and Marlier vested under the terms of the plan as of February 7, 1995.

(5) Includes amounts and benefits provided as severance to Messrs. Rittenmeyer and D. Anderson under the change in control agreements described under "Employment Contracts and Change in Control Arrangements" in this proxy statement of $3,822,134 and $3,014,193, respectively, and vested and unvested matching contributions to the Burlington Northern Inc. Thrift and Profit Sharing Plan I, the Burlington Northern Inc. Nonqualified 401(k) Restoration Plan, the SFP Retirement and Savings Plan and the SFP Supplemental Retirement and Savings Plan for Messrs. Grinstein, Krebs, McInnes, J. Anderson, Marlier, Rittenmeyer and D. Anderson, of $83,863, $20,375, $10,209, $11,848, $14,042, $6,134, and $25,084, respectively.

STOCK OPTION/SAR GRANTS

  The following table sets forth information with respect to the individuals named in the Summary Compensation Table concerning the grant of options and stock appreciation rights during 1995.

                     OPTION/SAR GRANTS IN 1995 FISCAL YEAR

                                                                         Potential Realizable Value
                                                                           at Assumed Annual Rates
                                                                         of Stock Price Appreciation
                                        Individual Grants                    for Option Term (4)
                         ----------------------------------------------- ----------------------------
                            Number of      % of Total
                            Securities    Options/SARs Exercise
                            Underlying     Granted to  or Base
                           Options/SARs   Employees in  Price     Exp.
          Name           Granted (Shares) Fiscal Year  $/Share    Date        5%            10%
          ----           ---------------- ------------ -------- -------- ------------- --------------
Gerald Grinstein(1).....      59,800         2.35%     $59.375  04/20/05 $   2,232,969 $   5,658,782
Robert D. Krebs(2)......       3,955          .16%     $ 50.58  05/25/03 $      99,512 $     228,768
                              72,239         2.84%     $ 54.96  03/28/05 $   2,496,872 $   6,327,565
                              48,005         1.89%     $ 67.22  05/25/03 $   1,540,699 $   3,690,242
Donald G. McInnes(3)....       2,961          .12%     $ 49.66  05/25/03 $      70,207 $      68,157
                              28,895         1.14%     $ 54.96  03/28/05 $     998,728 $   2,530,973
                                 950          .04%     $ 55.71  05/25/03 $      25,269 $      60,524
John Q. Anderson(4).....      15,000          .59%     $59.375  04/20/05 $     560,109 $   1,419,427
Steven F. Marlier(5)....       2,178          .09%     $ 54.36  05/25/03 $      56,529 $     135,396
                              28,895         1.14%     $ 54.96  03/28/05 $     998,728 $   2,530,973
Ronald A.
 Rittenmeyer(6).........      20,000          .79%     $59.375  04/20/05 $     746,812 $   1,892,569
David C. Anderson(7)....      20,000          .79%     $59.375  04/20/05 $     746,812 $   1,892,569

--------
(1) An option grant with a $59.375 exercise price was granted to Mr. Grinstein on April 20, 1995 to be exercisable commencing in one year. Pursuant to a Separation Agreement described below with respect to this option grant, Mr. Grinstein may request a cash payment of the difference between the fair market value and the exercise price on his date of exercise which shall occur within three years from December 31, 1995, at which time the option expires.

(2) The option grant with an exercise price of $54.96 was granted on March 28, 1995 with a reload option and becomes exercisable on March 28, 1996. Mr. Krebs received two option grants with exercise prices of $50.58 and $67.22, in connection with his use of shares to exercise options based upon the fair market value of a share of SFP common stock on date of grant and which became exercisable on August 16, 1995 and January 24, 1996, respectively.

(3) The option grant with an exercise price of $54.96 was granted on March 28, 1995 with a reload option and becomes exercisable on March 28, 1996. Mr. McInnes received two option grants with exercise prices of $49.66 and $55.71 in connection with his use of shares to exercise options based upon the fair market value of a share of SFP common stock on date of grant and which became exercisable on August 15, 1995 and September 30, 1995, respectively.

(4) An option grant with a $59.375 exercise price was granted to Mr. Anderson on April 20, 1995 to be exercisable in one year.

(5) The option grant with an exercise price of $54.96 was granted on March 28, 1995 with a reload option and become exercisable on a pro rata basis on January 31, 1996. Mr. Marlier received one option grant at $54.36 in connection with his use of shares to exercise options based upon the fair market value of a share of SFP common stock on date of grant and which became exercisable on September 16, 1995.

(6) An option grant with a $59.375 exercise price was granted to Mr. Rittenmeyer on April 20, 1995 to be exercisable in one year. Such option was vested upon his termination of employment.

(7) An option grant with a $59.375 exercise price was granted to Mr. Anderson on April 20, 1995 to be exercisable in one year. Such option was vested upon his termination of employment.

OPTION/SAR EXERCISES AND HOLDINGS

  The following table sets forth information with respect to the individuals named in the Summary Compensation Table concerning their exercise of stock options or SARs during 1995 and unexercised stock options and SARs held as of the end of 1995.

   AGGREGATED 1995 STOCK OPTION/SAR EXERCISESAND YEAR-END OPTION/SAR VALUES

                                                    Number of Securities
                                                   Underlying Unexercised     Value of Unexercised
                                                        Options/SARs          In-the-Money Options/
                                                    at Year End (Shares)     SARs at Year End (1)(2)
                                                  ------------------------- -------------------------
                           Shares     Aggregate
                          Acquired      Value
          Name           On Exercise Realized (1) Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- ------------ ----------- ------------- ----------- -------------
Gerald Grinstein........         0    $        0    802,434            0    $35,404,944  $        0
Robert D. Krebs.........   142,185    $6,021,256    262,203      120,244    $12,937,349  $2,061,636
Donald G. McInnes.......    23,932    $  947,116     66,893       28,895    $ 3,286,454  $  636,846
John Q. Anderson........         0    $        0     35,975       15,000    $   925,928  $  264,375
Steven F. Marlier.......     5,794    $  176,284     82,986       28,895    $ 4,297,549  $  636,846
Ronald A. Rittenmeyer...         0    $        0     31,700            0    $   598,931  $        0
David C. Anderson.......         0    $        0    118,210            0    $ 3,316,062  $        0

--------
(1) Dollar values are calculated by determining the difference between the fair market value of the securities underlying the options or SARs and the exercise price of the options or SARs at exercise or at year-end, as applicable.

(2) Options or SARs are in-the-money if the fair market value of the underlying securities exceeds the exercise or base price of the option or SAR.

PENSION PLANS

  The following table shows the estimated pension benefits payable to a covered participant at normal retirement age (age 65) under the Burlington Northern Pension Plan and the Santa Fe Pacific Retirement Plan ("Pension Plans"), as well as nonqualified supplemental pension plans that provide benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations on qualified plan benefits, based generally upon compensation that is covered under the plans and upon years of service with the Company and its subsidiaries.

  A participant's average yearly compensation under the SFP Pension Plans is based upon his or her average base salary and cash bonus earned for the 60 consecutive months during the last 120 months of service for which such average is the highest or, in the case of a participant who has been employed for less than five years, the period of his or her employment with the Company and its subsidiaries. The estimated years of service for Mr. Krebs, Mr. McInnes, and Mr. Marlier, are 30, 26, and 4, respectively. Benefit figures shown below are annual amounts payable based on a straight life annuity under the SFP benefit formula without regard to any Railroad Retirement, Social Security, or other offsets, assuming normal retirement by the participant without a joint survivorship provision. The

SFP Pension Plan alternatively provides for joint survivorship options. For purposes of the SFP Pension Plan, covered compensation in 1995 for Mr. Krebs, Mr. McInnes, and Mr. Marlier, $1,055,294, $569,236, $552,976, respectively.

                            SFP PENSION PLAN TABLE

    Average                             Years of Service
     Yearly      --------------------------------------------------------------
  Compensation      10       15       20       25       30       35       40
---------------- -------- -------- -------- -------- -------- -------- --------
$  250,000...... $ 40,000 $ 60,000 $ 80,000 $ 99,000 $119,000 $139,000 $159,000
$  300,000...... $ 48,000 $ 72,000 $ 95,000 $119,000 $143,000 $167,000 $191,000
$  400,000...... $ 64,000 $ 96,000 $128,000 $160,000 $191,000 $223,000 $255,000
$  500,000...... $ 80,000 $120,000 $160,000 $200,000 $240,000 $279,000 $319,000
$  600,000...... $ 96,000 $144,000 $191,000 $239,000 $287,000 $335,000 $383,000
$  800,000...... $128,000 $192,000 $255,000 $319,000 $383,000 $447,000 $511,000
$1,200,000...... $192,000 $288,000 $383,000 $479,000 $575,000 $671,000 $767,000

  Benefit accruals under the BNI Pension Plans of the Company and its subsidiaries are based on the annual salary and incentive bonuses as reflected in columns (c) and (d) of the Summary Compensation Table. Any commissions and other extra or added compensation or benefits of any kind or nature are not included in earnings for pension plan purposes. Estimated annual benefit levels under the BNI Pension Plans are not subject to any reduction for Social Security, Railroad Retirement or other offset amounts. These estimated annual benefits are computed in the form of a single life annuity and are based on average earnings and years of service at retirement as follows:

                            BNI PENSION PLAN TABLE

                                                      Years of Service
                                             -----------------------------------
Pension Earnings                                15       20       25       30
----------------                             -------- -------- -------- --------
$  250,000.................................. $ 56,686 $ 75,581 $ 94,476 $113,371
$  300,000.................................. $ 69,061 $ 92,081 $115,101 $138,121
$  350,000.................................. $ 81,436 $108,581 $135,726 $162,871
$  400,000.................................. $ 93,811 $125,081 $156,351 $187,621
$  450,000.................................. $106,186 $141,581 $176,976 $212,371
$  500,000.................................. $118,561 $158,081 $197,601 $237,121
$  700,000.................................. $168,061 $224,081 $280,101 $336,121
$  900,000.................................. $217,561 $290,081 $362,601 $435,121
$1,100,000.................................. $267,061 $356,081 $445,101 $534,121
$1,300,000.................................. $316,561 $422,081 $527,601 $633,121
$1,500,000.................................. $366,061 $488,081 $610,101 $732,121
$2,000,000.................................. $489,811 $653,081 $816,351 $979,621

  The BNI Plans' formula for normal retirement at age 65 is .75% times final average earnings plus .9% of final average earnings over the "Integration Level," multiplied by years of service to a maximum of 30 years. The Integration Level is defined as two-thirds of the Tier I Railroad Retirement Wage Base (i.e., the maximum earnings subject to Social Security taxes) over the sixty months immediately preceding the month in which the participant retires. Mr. J. Anderson has six years service. Mr. Grinstein was deemed to have thirty years of service in accordance with a fulfilled employment agreement. In accordance with Mr. D. Anderson's employment agreement, service with his prior employer is considered by the Company for pension plan purposes resulting in 19 years of credited service and his pension benefit will be reduced by the amount of pension benefits payable from his prior employer. Mr. Rittenmeyer has two years of service.

  The Company has adopted the Burlington Northern Inc. Nonqualified 401(k) Restoration Plan (the "Restoration Plan") pursuant to which certain matching contributions, which are disallowed under the Burlington Northern Inc. Thrift and Profit Sharing Plan I because of the limitations on qualified retirement plans imposed by the Internal Revenue Code are restored to certain executive officers of the Company by means of credits made to their accounts in the Restoration Plan as deferred compensation. Such credited amounts earn interest at a rate selected by a Management Committee. Messrs. Grinstein, J. Anderson, Rittenmeyer, and D. Anderson are covered under the Restoration Plan.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

  On December 15, 1995, the Company entered into an agreement with Mr. Grinstein providing certain payments and rights to Mr. Grinstein upon his retirement as an employee with the Company on December 30, 1995. These payments are in addition to vested amounts to which Mr. Grinstein is entitled pursuant to the Company's pension plan, thrift and profit sharing or deferred compensation plans, or pursuant to restricted stock or stock option incentive plans. The payments include: (a) consideration for earned and unused vacation time in 1995 and 1996; (b) $1,500,000, reflecting a bonus payment for 1995; and (c) the right to request and receive, at any time during a three-year period commencing on his retirement date, a one-time cash payment as described in note 1 to the "Option/SAR Grants in 1995 Fiscal Year" table for his 1995 option grant and certain home sale and relocation benefits within one year of his retirement.

  The Company also has entered into an agreement with Mr. Grinstein for consulting services to be provided during a three-year period commencing on January 1, 1996. For these services (and for his covenant not to compete) Mr. Grinstein will be paid a retainer of $375,000 in 1996, $262,000 in 1997, and $150,000 in 1998. Mr. Grinstein also will be provided with an office and secretary and will be reimbursed for any reasonable business expenses incurred in connection with the agreement. The Company will also provide financial planning services for a one-year period. In addition, at the end of each year of continued service under the agreement, the Company will forgive one-third of the amount of an outstanding loan made to Mr. Grinstein during his tenure as Chairman and Chief Executive Officer of BNI. Under the loan arrangement, which is evidenced by a non-interest bearing demand note, a total of $4.28 million was outstanding in 1995 and to date, which was secured by company common stock pledged by him.

  The Company has assumed the severance agreements (the "SFP Severance Agreements") of Messrs. McInnes and Marlier and certain other salaried employees. Each SFP Severance Agreement provides following a "change in control" for the payment of severance benefits if employment is terminated during the term of the SFP Severance Agreement either by the Company other than for "cause" or by the employee for "good reason," as those terms are defined therein. The definition of a "change in control" is similar to the definition in the Stock Plan, except that a merger with a Class I railroad is not excluded from the definition of a "change in control." The approval of the business combination between BNI and SFP by SFP stockholders on February 7, 1995, constituted a "change in control."

  The Severance Agreements for Mr. McInnes and certain other salaried employees which remain in effect, provide for: (a) lump sum payment equal to two years' base salary, or if higher, the base salary paid in the last twenty-four months, or in lieu thereof, the benefits provided under a subsidiary's severance program (as described below), and two times the maximum bonus payment as if all performance objectives have been met in full with an additional sum so that such benefits are payable on an after-tax basis; (b) a lapse of restrictions on any outstanding restricted stock grants and full payout of related Performance Units; (c) a cash payment for each outstanding option equal to the amount by which either (i) the fair market value of a share of common stock on the date of termination or, in the case of Non-Qualified Stock Options, the highest quoted per share price during the sixty-day period commencing on the date of termination, or (ii) the price paid in connection with any "change in control" of the Company, whichever is higher, exceeds the fair market value of a share of common stock on the date of grant; (d) legal fees and expenses relating to claims under the Severance Agreements; and (e) life, disability, and health benefits for a period of up to twenty-four months. The after-tax payment provided in clause (a) above is limited to the extent that the value thereof, when aggregated with other benefits or payments, would exceed three times the "base amount" as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the base amount approximating the average of five years' compensation preceding a "change in control" of the Company. Mr. Marlier terminated employment on January 31, 1996 and received the benefits of the above-described agreement of approximately $1,788,454.

  The Company has assumed certain change in control severance agreements (the "BNI Severance Agreements") for Messrs. J. Anderson, Rittenmeyer, and D. Anderson and certain other salaried employees. These BNI Severance Agreements with amendments provide for certain severance benefits if the individual's employment with BNI is terminated for certain reasons subsequent to change in control of BNI. A "change in control" takes place if (i) a person acquires 20% voting power of BNI's stock, (ii) during any two-year period individuals who constitute the Board of Directors at the beginning of such period cease to constitute a majority thereof or (iii) stockholders approve a merger, consolidation or sale of substantially all of BNI's assets or a plan of liquidation or dissolution of BNI ("Merger"). If the employment of a person covered by a BNI Severance Agreement is terminated during the period commencing on the date of stockholders' approval of the Merger and ending on the second anniversary of the Effective Time of the Merger, for reasons other than death or permanent disability, cause or mandatory retirement or is terminated by the employee for "good reason" (as defined therein), then the employee shall be entitled to receive the following benefits: payments of base compensation (annual salary rate and maximum bonus target) through the date of termination and all amounts otherwise owed the executive under the terms of any BNI compensation plan, three times the individual's base compensation, an amount equal to the retirement benefits and BNI Thrift and Profit Sharing Plan I employer contributions payable, including employer contributions to the Burlington Northern Inc. Nonqualified 401(k) Restoration Plan (assuming the individual remained an employee for three more years or until mandatory retirement, both based on base compensation increasing 8% per year), certain insurance benefits for 18 months after termination, waiver of any restricted periods on, and the vesting of, any outstanding awards of restricted stock or stock options, any legal fees incurred in enforcing the BNI Severance Agreement and payment of any Federal excise taxes on certain amounts paid. Messrs. Rittenmeyer and D. Anderson terminated employment and received the benefits of BNI Severance Agreements as described in the Summary Compensation Table.

  The Company's subsidiaries maintain severance programs for all full-time salaried employees, including the executive officers named in the Summary Compensation Table, who are terminated by their respective companies other than for cause as defined in the severance programs. A participant is generally entitled to an amount up to one year's pay based upon a participant's age, length of service, and current salary, or in certain circumstances, supplemental payments provided that the aggregate does not exceed two years' pay. The program further provides that in the event of a change in control (which is similar to the definition used in the Severance Agreements), the program will be maintained for a twenty-four month period. Benefits under these programs will not be paid if a participant received payments under a Severance Agreement.

  BN Senior Executive Survivor Benefit Plan. The Company has a BN Senior Executive Survivor Benefit Plan which is a supplemental plan under which certain executive officers of the Company and its designated subsidiaries are provided survivor benefit coverage in excess of the coverage generally provided for employees of the Company under the Company's group life insurance plan. Messrs. Grinstein, D. Anderson, J. Anderson, and R. Rittenmeyer are covered under this plan.

  The SFP Retirement Plan has a similar change in control provision that restricts the use of excess plan assets for purposes other than the payment of participant benefits.

  Trust Agreements. The Company maintains trust agreements ("Trust Agreements") to set aside funds necessary to satisfy the Company's obligations to present and former executives and directors under deferred compensation programs and agreements, retirement commitments, certain consulting agreements, and supplemental retirement plans. In 1988, one of the Trust Agreements was amended to provide for permanent funding of benefits under the supplemental retirement plans and the Retirement Policy for Directors of Santa Fe Pacific Corporation on a present value basis, and to further provide for a split-dollar life insurance plan ("Split-dollar Plan") for certain key employees including Mr. Krebs. The Split-dollar Plan provides for the purchase of life insurance policies covering key employees, and for the payment to each covered employee's beneficiary of a portion of the death benefit payable under such employee's life insurance policy, with the remaining value in each policy to be used to fund the other obligations of the trust established under such trust. The trust retains all rights to any cash values of the policies and the executive officers pay the cost of term coverage. In the event of a "change in control of the Corporation" as defined in the Severance Agreements, the Trust Agreements provide for the payment of amounts which may become due, subject only to the claims of general creditors of the Company in the event that the Company became bankrupt or insolvent.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  Coopers & Lybrand L.L.P. served as the independent public accountant for the Company and for BNI in 1995. The Company's independent public accountant for 1996 will be selected by the Board at a regular Board meeting to be held in 1996. Representatives of Coopers & Lybrand L.L.P. and of Price Waterhouse LLP, who served as the independent public accountant for SFP in 1995, will be present at the annual meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                OTHER BUSINESS

  If any matters other than those set forth above are properly brought before the meeting, it is intended that the persons acting under the proxy will vote thereunder in accordance with their best judgment. The Board knows of no business that may come before the meeting except that indicated above and other than a stockholder proposal omitted from this proxy statement pursuant to the rules of the Securities and Exchange Commission.

                          COST OF PROXY SOLICITATION

  The cost of preparing, assembling, and mailing this proxy material will be borne by the Company. In addition to solicitation by mail, solicitations may be made by regular employees of the Company or by paid solicitors in person or by telephone, telecopy, or telegraph. Arrangements may be made with brokerage houses, custodians, nominees, and fiduciaries to send proxy material to their principals and the Company will reimburse them for their expense in so doing. In addition, Kissel-Blake, Inc. has been retained to aid in the solicitation at an estimated fee of $ 10,000.

                             STOCKHOLDER PROPOSALS

  In accordance with the proxy rules of the Securities and Exchange Commission, proposals by stockholders to be considered for inclusion in the proxy material solicited by the Company for the 1996 annual meeting must be received at the Company's executive offices no later than November 5, 1996.

To be eligible for inclusion, a proposal must also comply with all applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

  By order of the Board of Directors.

                                          MARSHA K. MORGAN
                                          Vice President-Investor Relations
                                           and Corporate Secretary

March 5, 1996

                                                                     APPENDIX A

                         BURLINGTON NORTHERN SANTA FE

                      NON-EMPLOYEE DIRECTORS' STOCK PLAN

                               ----------------

                                   SECTION 1

                                    GENERAL

  1.1. PURPOSE. The Burlington Northern Santa Fe Non-Employee Directors' Stock Plan (the "Plan") has been established by Burlington Northern Santa Fe Corporation (the "Company") to promote the interests of the Company and its stockholders by enhancing the Company's ability to attract and retain the services of experienced and knowledgeable directors and by encouraging such directors to acquire an increased proprietary interest in the Company.

  1.2. OPERATION AND ADMINISTRATION. The operation and administration of the Plan shall be subject to the provisions of Section 4. Capitalized terms in the Plan shall be defined as set forth in Section 7 or elsewhere in the Plan.

                                   SECTION 2

                                 OPTION AWARDS

  2.1. TERMS AND CONDITIONS

  Each Option Award granted under the Plan shall be evidenced by an agreement and shall comply with the following terms and conditions:

    (a) Each year as of the Annual Meeting of Stockholders of the Company, each Eligible Director who is a member of the Board as of the adjournment of the meeting shall automatically receive an Option Award for 1,000 shares of Stock.

    (b) The option exercise price shall be the Fair Market Value of the Stock subject to such an Option Award on the date of grant.

    (c) The Option Award shall not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, unless the Participant has made an irrevocable election to receive a transferable option with the Secretary of the Company at least six months prior to the date of grant. Such transferable Option Awards may be transferred by a Participant for no consideration to or from the Participant's Immediate Family (including, without limitation, to a trust for the benefit of a Participant's Immediate Family or a Family Partnership for members of the Immediate Family), and the transferee shall remain subject to all of the terms and conditions applicable to such Option Award prior to such transfer.

    (d) If an individual becomes an Eligible Director during a Plan Year on a date other than the first day of the Plan Year, he shall be granted an Option Award for the year, with the number of shares of stock subject to the Option Award reduced pro-rata to reflect the portion of the Plan Year that has elapsed prior to the date on which he becomes an Eligible Director. A Director's Option Award under this paragraph (d) shall be made on the first business day on which he is an Eligible Director (the "Award Date" for that Option Award), and the Fair Market Value of the Stock so awarded shall be determined as of that date.

    (e) The Option Awards under this subsection 2.1 shall be subject to the vesting provision set forth in subsection 2.2.

  2.2. VESTING. Option Awards shall be exercisable commencing one (1) year from the date of grant. A Participant who ceases to be a Director shall forfeit the Option Award which is not vested on his Date of Termination; provided, however, that (i) if a Participant ceases to be a Director by reason of his Retirement, death or Disability, any portion of the Option Award that is not then vested shall vest on his Date of Termination; and (ii) any portion of the Option Award that is held by an individual serving as a Director on the date of a Change in Control that is not then vested shall vest on the date of the Change of Control.

  2.3. EXERCISE. To the extent that an Option Award is exercisable, it may be exercised in whole or in part by filing a written notice with the Secretary of the Company at its corporate headquarters prior to the date the Option expires. Such notice shall specify the number of shares of Stock which the Participant elects to purchase, and shall be accompanied by payment of the exercise price for such shares of Stock indicated by the Participant's election. Payment shall be by cash or by check payable to the Company, except that all or a portion of such required amount may be paid by delivery of shares of Stock having an aggregate Fair Market Value (valued as of the date of exercise) that is equal to the amount of cash which would otherwise be required.

  2.4. EXPIRATION. An Option Award granted to a Director shall expire on the tenth anniversary of the Award Date; provided, however, that in no event shall the Option Award be exercisable after the first anniversary of the Date of Termination of the Director.

                                   SECTION 3

                             RETAINER STOCK AWARDS

  3.1. TERMS AND CONDITIONS. As of the date of the 1996 Annual Meeting of Stockholders of the Company, each Director who is then an Eligible Director shall be granted a Retainer Stock Award. Thereafter, as of the date of each subsequent Annual Meeting of Stockholders of the Company, each Director who is then an Eligible Director (excluding any Eligible Director who has previously received a Retainer Stock Award) shall be granted a Retainer Stock Award. The Retainer Stock Award shall be as follows:

    (a) The Retainer Stock Award shall consist of the grant of 1,000 shares of Stock, to vest as follows:

      1) One-third of the Retainer Stock Award shall vest after three years, but no later than six years, from the date of grant upon attaining Fair Market Value equal to the Fair Market Value on date of grant increased by 12% compound annual growth rate for a three year period, provided such price has been maintained for thirty (30) consecutive trading days either immediately prior to or any time after the third year;

      2) One-third of the Retainer Stock Award shall vest after four years, but no later than six years, from the date of grant upon attaining Fair Market Value equal to the Fair Market Value on date of grant increased by 12% compound annual growth rate for a four year period, provided such price has been maintained for thirty (30) consecutive trading days either immediately prior to or any time after the fourth year;

      3) One-third of the Retainer Stock Award shall vest after five years, but no later than six years, from the date of grant upon attaining Fair Market Value equal to the Fair Market Value on date of grant increased by 12% compound annual growth rate for a five year period, provided such price has been maintained for thirty (30) consecutive trading days either immediately prior to or any time after the fifth year.

    (b) As of December 31 for any year in which a Director has made a Deferral Election as described in Supplement A, each Eligible Director who has made a Deferral Election shall receive an additional Retainer Stock Award equal to 125 percent of Cancelled Compensation, which shall vest three years from the date of grant.

    (c) The Retainer Stock Awards granted under this subsection 3.1 shall be subject to the vesting provision set forth in subsection 3.3.

  3.2. FRACTIONAL SHARES. If the number of shares that may be vested under a Retainer Stock Award for a Director would result in a fractional share, then the number of shares otherwise available shall be reduced to the next lowest number that would result in the allocation of no fractional shares.

  3.3. VESTING. A Participant who ceases to be a Director prior to vesting of a Retainer Stock Award shall forfeit a Retainer Stock Award which is not vested on his Date of Termination; provided, however, that (i) if a Participant ceases to be a Director by reason of his Retirement, death or Disability, any portion of the Retainer Stock Award that is not then vested shall vest on his Date of Termination, provided that in the event of Retirement, any Retainer Stock Award granted under Section 3.1(a) shall be vested upon a pro rata basis based upon the number of years which have elapsed from the date of grant divided by the five year term of the grant if the Fair Market Value of a share of Stock from the date of grant has increased by a 12% compound annual growth rate and if such value has been maintained for thirty
(30) consecutive trading days within the six month period prior to date of Retirement, or such Retainer Stock Award shall be forfeited; and (ii) any portion of the Retainer Stock Award that is held by an individual serving as a Director on the date of a Change in Control that is not then vested shall become vested on the date of the Change of Control.

  3.4. LIMIT ON STOCK. Stock granted as a Retainer Stock Award shall be subject to the following:

    (a) Such Stock may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date it is vested.

    (b) Each certificate issued in respect of such Stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Company.

    (c) Except as otherwise provided by the Plan, the Participant as owner of shares of Stock granted to him as a Retainer Stock Award shall have all the rights of a stockholder, including but not limited to the right to vote such shares and the right to receive all dividends paid on such shares; provided, however, that no dividends shall be payable to or for the benefit of a Participant with respect to record dates for such dividends occurring on or after the date, if any, on which the Participant has forfeited the Stock.

                                   SECTION 4

                         OPERATION AND ADMINISTRATION

  4.1. EFFECTIVE DATE. Subject to the approval of the stockholders of the Company at the Company's 1996 annual meeting of its stockholders, the Plan shall be effective as of the Effective Date. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any shares of Stock awarded under it are outstanding and not fully vested.

  4.2. SHARES SUBJECT TO PLAN. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions. Subject to the provisions of subsection 4.4, the number of shares of Stock which may be issued with respect to Awards under the Plan shall not exceed 300,000 shares in the aggregate. Except as otherwise provided herein, any shares subject to an Award which for any reason expires or is terminated without issuance of shares (whether or not cash or other consideration is paid to a Participant in respect of such Award) shall again be available under the Plan.

  4.3. ADJUSTMENTS TO SHARES.

  (a) If the Company shall effect a reorganization, merger, or consolidation, or similar event or effect any subdivision or consolidation of shares of Stock or other capital readjustment, payment of stock dividend, stock split, spin-off, combination of shares or recapitalization or other increase or reduction of the number of shares of Stock outstanding without receiving compensation therefor in money, services or property, then the Committee shall adjust (i) the number of shares of Stock available under the Plan; (ii) the number of shares available under any individual or other limits; (iii) the number of shares of Stock subject to outstanding Awards; and (iv) the per-share price under any outstanding Award to the extent that the Participant is required to pay a purchase price per share with respect to the Award.

  (b) If the Committee determines that the adjustments in accordance with the foregoing provisions of this section would not be fully consistent with the purposes of the Plan or the purposes of the outstanding Awards under the Plan, the Committee may make such other adjustments to the Awards to the extent that the Committee determines such adjustments are consistent with the purposes of the Plan and of the affected Awards.

  4.4. LIMIT ON DISTRIBUTION. Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

    (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

    (b) The Committee shall add such conditions and limitations to any Award to any Participant who is subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934, as is necessary to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

    (c) To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Stock, the transfer of such shares may, at the direction of the Committee, be effected on a non-certificated basis, to the extent not prohibited by the provisions of Rule 16b-3 or any other applicable rules.

  4.5. TAXES. All Awards and other payments under the Plan are subject to all applicable taxes which shall be obligations of the Participant.

  4.6. DISTRIBUTIONS TO DISABLED PERSONS. Notwithstanding any other provision of the Plan, if, in the Committee's opinion, a Participant or other person entitled to benefits under the Plan is under a legal disability or is in any way incapacitated so as to be unable to manage his financial affairs, the Committee may direct that payment be made to a relative or friend of such person for his benefit until claim is made by a conservator or other person legally charged with the care of his person or his estate, and such payment or distribution shall be in lieu of any such payment to such Participant or other person. Thereafter, any benefits under the Plan to which such Participant or other person is entitled shall be paid to such conservator or other person legally charged with the care of his person or his estate.

  4.7. ADMINISTRATION. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with Section 5.

  4.8. FORM AND TIME OF ELECTIONS. Any election required or permitted under the Plan shall be in writing, and shall be deemed to be filed when delivered to the Secretary of the Company. Any Deferral Election made under Supplement A shall be irrevocable after it is filed.

  4.9. AGREEMENT WITH COMPANY. Each Award granted under Sections 2 and 3 shall be evidenced by an Agreement (an "Agreement") duly executed on behalf of the Company and by the Participant to whom such Award is granted and dated as of the applicable date of grant. Each Agreement shall comply with and be subject to the terms of the Plan.

  4.10. EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

  4.11. ACTION BY COMPANY. Any action required or permitted to be taken by the Company shall be by resolution of the Board, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the board, by a duly authorized officer of the Board, or (except to the extent prohibited by the provisions of Rule 16b-3 or any other applicable rules) by a duly authorized officer of the Company.

  4.12. GENDER AND NUMBER. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

                                   SECTION 5

                                   COMMITTEE

  5.1. SELECTION OF COMMITTEE. The Committee shall be the Directors and Corporate Governance Committee.

  5.2. POWERS OF COMMITTEE. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee. The Committee will have the authority to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

  5.3. INFORMATION TO BE FURNISHED TO COMMITTEE. The Company shall furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Company as to the period of a Director's service shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

  5.4. LIABILITY AND INDEMNIFICATION OF COMMITTEE. No member or authorized delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall the Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of the Company. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the Company, to the fullest extent permitted by law, against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.

                                   SECTION 6

                           AMENDMENT AND TERMINATION

  The Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 4.3 (relating to certain adjustments to shares), no amendment or termination may adversely affect the rights of any Participant or beneficiary under any Award made under the Plan prior to the date such amendment is adopted by the Board. Notwithstanding the provisions of this
Section 6, in no event shall the provisions of the Plan relating to Awards under the Plan be amended more than once every six months, other than to comport with changes in the Internal Revenue Code ("Code"), the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that the limitation set forth in this sentence shall be applied only to the extent required under SEC Rule 16b-3(c)(2)(ii)(B) or any successor provision thereof.

                                   SECTION 7

                                 DEFINED TERMS

  For purposes of the Plan, the terms listed below shall be defined as follows:

    (a) AWARD. The term "Award" shall mean an award of stock options or restricted stock granted to any person under the Plan.

    (b) BOARD. The term "Board" shall mean the Board of Directors of the Company.

    (c) CHANGE IN CONTROL. A "Change in Control" shall be deemed to have occurred if:

      (1) any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

      (2) during any period of two consecutive years (not including any period prior to the effective date of this provision), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (1), (3) or (4) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

      (3) the stockholders of the Company approve a merger or consolidation of the Company with any other company other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation, or
    (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or

      (4) the stockholders of the Company adopt a plan of complete liquidation of the Company or approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. For purposes of this clause (4), the term "the sale or disposition by the Company of all or substantially all of the Company's assets" shall mean a sale or other disposition transaction or series of related transactions involving assets of the company or of any direct or indirect subsidiary of the Company (including the stock of any direct or indirect subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board of Directors of the Company determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Company (as hereinafter defined). For purposes of the preceding sentence, the "fair market value of the Company" shall be the aggregate market value of the outstanding shares of Stock (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the shares of Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") shall be determined by the average closing price of the shares of Stock for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Stock or by such other method as the Board of Directors of the Company shall determine is appropriate.

      Notwithstanding the foregoing, a merger, consolidation, acquisition of common control, or business combination of the Company and a Class I Railroad or a holding company of a Class I Railroad shall not constitute a "Change in Control" unless the Board makes a determination that such transaction shall constitute a "Change in Control."

    (d) DATE OF TERMINATION. A Participant's "Date of Termination" shall be the day following the last day on which he serves as a Director.

    (e) DIRECTOR. The term "Director" means a member of the Board.

    (f) DISABILITY. A Participant shall be considered to have a "Disability" during the period in which he is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days.

    (g) EFFECTIVE DATE. The "Effective Date" means the date of the Company's 1996 annual stockholders meeting.

    (h) ELIGIBLE DIRECTOR. Each Director who is not an employee of the Company or any Related Company shall be an "Eligible Director".

    (i) FAIR MARKET VALUE. The "Fair Market Value" of the Stock shall be the mean between the highest and lowest quoted sales prices of a share of Common Stock on the New York Stock Exchange Composite Transaction Report; provided, that if there were no sales on the valuation date but there were sales on dates within a reasonable period both before and after the valuation date, the Fair Market Value is the weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the valuation date. The average is to be weighed inversely by the respective numbers of trading days between the selling dates and the valuation date and shall be determined in good faith by the Committee.

    (j) IMMEDIATE FAMILY. With respect to a particular Participant, the term "Immediate Family" shall mean the Participant's spouse, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren.

    (k) OPTION AWARD. The term "Option Award" shall mean a non-qualified stock option granted under the Plan.

    (l) PARTICIPANT. A "Participant" is any person who has received an Award under the Plan.

    (m) PLAN YEAR. The term "Plan Year" means the period (i) beginning on the date of the Company's annual stockholders meeting and (ii) ending on the day immediately prior the first day of the following Plan Year. The first Plan Year shall begin on the Effective Date.

    (n) RELATED COMPANIES. The term "Related Company" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company.

    (o) RETIREMENT. The term "Retirement" means termination of service as a Director in accordance with and pursuant to the Retirement Policy for Directors adopted by the Company.

    (p) SEC. "SEC" shall mean the Securities and Exchange Commission.

    (q) STOCK. The term "Stock" shall mean shares of common stock of the Company.

                                 SUPPLEMENT A

                               DEFERRAL ELECTION

  A-1.1. ELIGIBILITY. An individual who is otherwise entitled to receive a Retainer Stock Award or who is otherwise eligible to receive cash payment for services provided as a Director ("Cash Compensation") may elect to forego a portion of the annual retainer fee exclusive of any fees or other amounts payable for attendance at the meetings of the Board or for service on any committee thereof, to receive a Retainer Stock Award as described in Section 3 hereof, subject to the following terms of this Supplement A.

  A-1.2. DATE OF GRANT. The date of grant shall be as of December 31 for any year in which a Director has made a Deferral Election as described in this Supplement A.

  A-1.3. AMOUNT OF ELECTIVE COMPENSATION. Each Participant may exchange up to 25% of the annual cash retainer fee, exclusive of any fees or other amounts payable for attendance at the meetings of the Board or for service on any committee thereof, payable in a calendar year in exchange for a Retainer Stock Award equal to a number of shares of Stock determined by dividing 125% of the amount of Cancelled Compensation by the Fair Market Value of Stock on the date of grant; provided that such Retainer Stock Award shall be of substantially equivalent value to the Cancelled Compensation to the extent required by SEC Rule 16b-3(c)(2)(i)(C). The Cancelled Compensation shall be deducted from the last quarterly payment of the annual retainer fee in a fiscal year.

  A-1.4. METHOD OF ELECTION. A Participant who wishes to elect to receive a Retainer Stock Award must deliver to the Secretary of the Company, a written irrevocable election specifying the amount of Cash Compensation he wishes to forego ("Cancelled Compensation"), by December 31 prior to the fiscal year in which the Cash Compensation would be earned; provided however, that in the first Plan Year, the election must be filed no later than April 1, 1996. Notwithstanding the foregoing, any Director of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 must make such election not less than six months before the scheduled grant date.

                                                                     APPENDIX B

            BURLINGTON NORTHERN SANTA FE 1996 STOCK INCENTIVE PLAN

                                   SECTION 1

                             Statement of Purpose

  1.1. The BURLINGTON NORTHERN SANTA FE CORPORATION 1996 STOCK INCENTIVE PLAN (the "Plan") has been established by BURLINGTON NORTHERN SANTA FE CORPORATION (the "Company") to:

    (a) attract and retain executive, managerial and other salaried employees;

    (b) motivate participating employees, by means of appropriate incentives, to achieve long-range goals;

    (c) provide incentive compensation opportunities that are competitive with those of other major corporations; and

    (d) further identify a Participant's interests with those of the Company's other stockholders through compensation that is based on the Company's common stock;

and thereby promote long-term financial interest of the Company and the Related Companies, including the growth in value of the Company's equity and enhancement of long-term stockholder return.

                                   SECTION 2

                                  Definitions

  2.1. Unless the context indicates otherwise, the following terms shall have the meanings set forth below:

    (a) Award. The term "Award" shall mean any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Stock, Stock acquired through purchase under Section 12, or Performance Units.

    (b) Board. The term "Board" shall mean the Board of Directors of the Company.

    (c) Cause. The term "Cause" shall mean (a) the willful and continued failure by the Participant to substantially perform his duties with the Company (other than any such failure resulting from his incapacity due to physical or mental illness), or (b) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this definition, no act, or failure to act, shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

    (d) Change in Control. A "Change in Control" shall be deemed to have occurred if

      (1) any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

      (2) during any period of two consecutive years (not including any period prior to the effective date of this provision), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (1), (3) or (4) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

      (3) the stockholders of the Company approve a merger or consolidation of the Company with any other company other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation, or
    (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or

      (4) the stockholders of the Company adopt a plan of complete liquidation of the Company or approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. For purposes of this clause (4), the term "the sale or disposition by the Company of all or substantially all of the Company's assets" shall mean a sale or other disposition transaction or series of related transactions involving assets of the company or of any direct or indirect subsidiary of the Company (including the stock of any direct or indirect subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board of Directors of the Company determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Company (as hereinafter defined). For purposes of the preceding sentence, the "fair market value of the Company" shall be the aggregate market value of the outstanding shares of Stock (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the shares of Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") shall be determined by the average closing price of the shares of Stock for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Stock or by such other method as the Board of Directors of the Company shall determine is appropriate.

    Notwithstanding the foregoing, a merger, consolidation, acquisition of common control, or business combination of the Company and a Class I Railroad or a holding company of a Class I railroad that is approved by the Board shall not constitute a "Change in Control" unless the Board makes a determination that the transaction shall constitute a "Change in Control".

    (e) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

    (f) Date of Termination. A Participant's "Date of Termination" shall be the date on which his employment with all Employers and Related Companies terminates for any reason; provided that a Date of Termination shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Related Company (including Employers) or between two Related Companies (including Employers); and further provided that a Participant's employment shall not be considered terminated while the Participant is on a leave of absence from an Employer or a Related Company approved by the Participant's employer.

    (g) Disability. Except as otherwise provided by the Committee, a Participant shall be considered to have a "Disability" during the period in which he is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the discretion of the Committee, is expected to have a duration of not less than 120 days.

    (h) Employee. The term "Employee" shall mean a person with an employment relationship with the Company or a Related Company.

    (i) Employer. The Company and each Related Company which, with the consent of the Company, participates in the Plan for the benefit of its eligible employees are referred to collectively as the "Employers" and individually as an "Employer".

    (j) Fair Market Value. The "Fair Market Value" of the Stock shall be the mean between the highest and lowest quoted sales prices of a share of Common Stock on the New York Stock Exchange Composite Transaction Report; provided, that if there were no sales on the valuation date but there were sales on dates within a reasonable period both before and after the valuation date, the Fair Market Value is the weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the valuation date. The average is to be weighed inversely by the respective numbers of trading days between the selling dates and the valuation date and shall be determined in good faith by the Committee.

    (k) Immediate Family. With respect to a particular Participant, the term "Immediate Family" shall mean the Participant's spouse, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren.

    (l) Option. The term "Option" shall mean any Incentive Stock Option or Non-Qualified Stock Option granted under the Plan.

    (m) Participant. The term "Participant" means an Employee who has been granted an award under the Plan.

    (n) Performance-Based Compensation. The term "Performance-Based Compensation" shall have the meaning ascribed to it in section 162(m)(4)(C) of the Code.

    (o) Performance Period. The term "Performance Period" shall mean the period over which applicable performance is to be measured.

    (p) Qualified Retirement Plan. The term "Qualified Retirement Plan" means any plan of the Company or a Related Company that is intended to be qualified under section 401(a) of the Code.

    (q) Related Companies. The term "Related Company" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company.

    (r) Restricted Period. The term "Restricted Period" shall mean the period of time for which Restricted Stock is subject to forfeiture pursuant to the Plan or during which Options and Stock Appreciation Rights are not exercisable .

    (s) Retirement. "Retirement" of a Participant shall mean the occurrence of a Participant's Date of Termination under circumstances that constitute a retirement at normal retirement age under the terms of the Qualified Retirement Plan of an Employer or Related Company that is extended to the Participant immediately prior to the Participant's Date of Termination or, if no such plan is extended to the Participant on his Date of Termination, under the terms of any applicable retirement policy of the Participant's employer.

    (t) SEC. "SEC" shall mean the Securities and Exchange Commission.

    (u) Stock. The term "Stock" shall mean shares of common stock of the Company.

                                   SECTION 3

                                  Eligibility

  3.1. Subject to the discretion of the Committee and the terms and conditions of the Plan, the Committee shall determine and designate from time to time, from among the salaried, full-time officers and employees of the Employers those Employees who will be granted one or more awards under the Plan.

                                   SECTION 4

                         Operation and Administration

  4.1. Subject to the approval of the stockholders of the Company at the Company's 1996 annual meeting of the stockholders, the Plan shall be effective as of January 1, 1996 ("Effective Date"), provided however, that any awards made under the Plan prior to approval by stockholders, shall be contingent on approval of the Plan by stockholders of the Company and all dividends on Awards shall be held by the Company and paid only upon such approval and all other rights of a Participant in connection with an Award shall not be effective until such approval is obtained. The Plan shall be unlimited and remain in effect until termination by the Board, provided however, that no Incentive Stock Options may be granted under the Plan on a date that is more than ten years from the Effective Date or, if earlier, the date the Plan is adopted by the Board.

  4.2. The Plan shall be administered by the Compensation Committee of the Board which shall be selected by the Board, shall consist of members of the Board who are not employees of the Company and are not eligible to participate in the Plan, and shall consist of not less than two members of the Board or such greater number as may be required for compliance with SEC Rule 16b-3. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

    (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select Employees to receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and to cancel or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective Employee, his present and potential contribution to the Company's success and such other factors as the Committee deems relevant.

    (b) Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation as described in Code section 162(m), and to take such action, establish such procedures, and impose such restrictions at the time such awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

    (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

    (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

    (e) Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted and is expressly stated in the Agreement reflecting the Award).

    (f) Except to the extent prohibited by applicable law or the rules of any stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and other than in respect to eligibility, times of Awards, and terms, conditions, performance criteria, restrictions and other provisions of Awards, and except as otherwise provided by the Committee from time to time, the Committee delegates its responsibilities and powers to the Senior Vice President-Employee Relations or his successor. Any such allocation or delegation may be revoked by the Committee at any time.

    (g) No member or authorized delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall the Employers be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of the Employers. The Committee, the individual members thereof, and persons acting as the authorized delegates of the committee under the plan, shall be indemnified by the Employers against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.

  4.3. Notwithstanding any other provision of the Plan to the contrary, no Participant shall receive any Award of an Option or a Stock Appreciation Right under the Plan to the extent that the sum of:

    (a) the number of shares of Stock subject to such Award;

    (b) the number of shares of Stock subject to all other prior Awards of Options and Stock Appreciation Rights under the Plan during the one-year period ending on the date of the Award; and

    (c) the number of shares of Stock subject to all other prior stock options and stock appreciation rights granted to the Participant under other plans or arrangements of the Employers and Related Companies during the one-year period ending on the date of the Award;

would exceed the Participant's Individual Limit under the Plan. The determination made under the foregoing provisions of this subsection 4.3 shall be based on the shares subject to the awards at the time of grant, regardless of when the awards become exercisable. Subject to the provisions of Section 14, a Participant's "Individual Limit" shall be 1,000,000 shares per calendar year.

  4.4. To the extent that the Committee determines that it is necessary or desirable to conform any Awards under the Plan with the requirements applicable to "Performance-Based Compensation", as that term is used in Code section 162(m)(4)(C), it may, at or prior to the time an Award is granted, take such steps and impose such restrictions with respect to such Award as it determines to be necessary to satisfy such requirements. To the extent that it is necessary to establish performance goals for a particular performance period, those goals will be based on one or more of the following business criteria: net income, earnings per share, debt reduction, safety, on-time train performance, return on investment, operating ratio, cash flow, return on assets, stockholders return, revenue, customer satisfaction, and return on equity. If the Committee establishes performance goals for a performance period relating to one or more of these business criteria, the Committee may determine to approve a payment for that particular performance period upon attainment of the performance goal relating to any one or more of such criteria.

                                   SECTION 5

                        Shares Available Under the Plan

  5.1 The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or treasury shares acquired by the Company, including shares purchased in open market or in private transactions. Subject to the provisions of Section 14, the total number of shares of Stock available for grant of Awards shall not exceed ten million (10,000,000) shares of Stock. Except as otherwise provided herein, any shares subject to an Award which for any reason expires or is terminated without issuance of shares (whether or not cash or other consideration is paid to a Participant in respect to such Award) as well as shares used to pay an Option Purchase Price under this Plan or a predecessor plan shall again be available under the Plan.

                                   SECTION 6

                                    Options

  6.1. The grant of an "Option" under this Section 6 entitles the Participant to purchase shares of Stock at a price fixed at the time the Option is granted, or at a price determined under a method established at the time the Option is granted, subject to the terms of this Section 6. Options granted under this section may be either Incentive Stock Options or Non-Qualified Stock Options, and subject to Sections 13 and 18, shall not be exercisable for six months from date of grant, as determined in the discretion of the Committee. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. A "Non-Qualified Option" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

  6.2. The Committee shall designate the Participants to whom Options are to be granted under this Section 6 and shall determine the number of shares of Stock to be subject to each such Option. To the extent that the aggregate fair market value of Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and all Related Companies) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options, to the extent required by section 422 of the Code.

  6.3. The determination and payment of the purchase price of a share of Stock under each Option granted under this section shall be subject to the following:

    (a) The purchase price shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that in no event shall such price be less than Fair Market Value on the date of the grant.

    (b) Subject to the following provisions of this subsection 6.3, the full purchase price of each share of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto.

    (c) The purchase price shall be payable in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise).

    (d) A Participant may elect to pay the purchase price upon the exercise of an Option through a cashless exercise arrangement as may be established by the Company.

  6.4. Except as otherwise expressly provided in the Plan, an Option granted under this Section 6 shall be exercisable in accordance with the following terms of this subsection 6.4:

    (a) The terms and conditions relating to exercise of an Option shall be established by the Committee, and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise of the Option, or achievement of Stock ownership objectives by the Participant. No Option may be exercised by a Participant after the expiration date applicable to that Option.

    (b) The exercise of an Option will result in the surrender of the corresponding rights under a tandem Stock Appreciation Right, if any.

  6.5. The exercise period of any Option shall be determined by the Committee and shall not extend more than ten years after the Date of Grant.

  6.6. In the event the Participant exercises an Option under this Plan or a predecessor plan of the Company or a Related Company and pays all or a portion of the purchase price in Common Stock, in the manner permitted by subsection 6.3, such Participant, pursuant to the exercise of Committee discretion at the time the Option is exercised or to the extent previously authorized by the Committee, may be issued a new Option to purchase additional shares of Stock equal to the number of shares of Stock surrendered to the Company in such payment. Such new Option shall have an exercise price equal to the Fair Market Value per share on the date such new Option is granted, shall first be exercisable six months from the date of grant of the new Option and shall have an expiration date on the same date as the expiration date of the original Option so exercised by payment of the purchase price in shares of Stock.

                                   SECTION 7

                           Stock Appreciation Rights

  7.1. Subject to the terms of this Section 7, a Stock Appreciation Right granted under the Plan entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 7.4), value equal to all or a portion of the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) a specified price which shall not be less than 100% of the Fair Market Value of the Stock at the time the Stock Appreciation Right is granted, or, if granted in tandem with an Option, the exercise price with respect to shares under the tandem Option.

  7.2. Subject to the provisions of the Plan, the Committee shall designate the Participants to whom Stock Appreciation Rights are to be granted under the Plan, shall determine the exercise price or a method by which the price shall be established with respect to each such Stock Appreciation Right, and shall determine the number of shares of Stock on which each Stock Appreciation Right is based. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. If a Stock Appreciation Right is granted in connection with an Option then, in the discretion of the Committee, the Stock Appreciation Right may, but need not, be granted in tandem with the Option.

  7.3. The exercise of Stock Appreciation Rights shall be subject to the following:

    (a) If a Stock Appreciation Right is not in tandem with an Option, then the Stock Appreciation Right shall be exercisable in accordance with the terms established by the Committee in connection with such rights but, subject to Sections 13 and 18 shall not be exercisable for six months from the date of grant; and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise of the Stock Appreciation Rights, or achievement of objectives relating to Stock ownership by the Participant. However, except as otherwise expressly provided in the Plan, no Stock Appreciation Right subject to this paragraph
  (a) may be exercised by a Participant after the expiration date applicable to that Stock Appreciation Right.

    (b) If a Stock Appreciation Right is in tandem with an Option, then the Stock Appreciation Right shall be exercisable at the time the tandem Option is exercisable. The exercise of a Stock Appreciation Right will result in the surrender of the corresponding rights under the tandem Option.

  7.4. Upon the exercise of a Stock Appreciation Right, the value to be distributed to the Participant, in accordance with subsection 7.1, shall be distributed in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, in the discretion of the Committee.

  7.5. The Committee may grant Limited Stock Appreciation Rights.
Notwithstanding the foregoing provisions of this Section 7, a Limited Stock Appreciation Right shall be subject to the following:

    (a) A Limited Stock Appreciation Right may (but need not) be granted in connection with all or any portion of a previously or contemporaneously granted Option and shall not be exercisable for six months from the date of grant. A Limited Stock Appreciation Right may be granted in tandem with an Option regardless of whether the Option is in tandem with a Stock Appreciation Right.

    (b) A Limited Stock Appreciation Right entitles the Participant to receive a cash payment in connection with a Change in Control. In the case of a Limited Stock Appreciation Right that is in tandem with an Option, the payment amount shall be equal to the difference between the exercise price per share of the Stock covered by the tandem Option and the Fair Market Value of a share of Stock upon the date of exercise.

    (c) To the extent provided by the Committee, a Limited Stock Appreciation Right may be automatically exercisable at a time determined by the Committee, or it may be exercised by the Participant during the period beginning not earlier than the date of a Change in Control, and ending not later than ninety (90) days following the date of the Change in Control, and may be exercisable regardless of whether the Participant is then employed by an Employer or a Related Company.

    (d) If the Limited Stock Appreciation Right is in tandem with an Option, the exercise of the Limited Stock Appreciation Right shall result in the cancellation of the tandem Option (and any Stock Appreciation Right in tandem with such Option).

                                   SECTION 8

                               Restricted Stock

  8.1. Subject to the terms of this Section 8, Restricted Stock Awards under the Plan are grants of Stock to Participants, the vesting of which is subject to certain conditions established by the Committee, with some or all of those conditions relating to events (such as performance or continued employment) occurring after the date of grant, provided however that to the extent that vesting of a Restricted Stock Award is contingent on continued employment, the required employment period shall not generally be less than three years following the grant of the Award unless such grant is in substitution for an Award under this Plan or a predecessor plan of the Company or a Related Company.

  8.2. The Committee shall designate the Participants to whom Restricted Stock is to be granted, and the number of shares of Stock that are subject to each such Award. The Award of shares under this Section 8 may, but need not, be made in conjunction with a cash-based incentive compensation program maintained by the Company, and may, but need not, be in lieu of cash otherwise awardable under such program.

  8.3. Shares of Restricted Stock granted to Participants under the Plan shall be subject to the following terms and conditions:

    (a) Except as otherwise hereinafter provided, Restricted Stock granted to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered during the Restricted Period. Except for such restrictions, the Participant as owner of such shares shall have all the rights of a stockholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Committee or as otherwise provided by the Plan, the right to receive all dividends paid on such shares.

    (b) Each certificate issued in respect of shares of Restricted Stock granted under the Plan shall be registered in the name of the Participant and, at the discretion of the Committee, each such certificate may be deposited with the Company with a stock power endorsed in blank or in a bank designated by the Committee.

    (c) The Committee may award Performance-Based Restricted Stock, which shall be Restricted Stock that becomes vested (or for which vesting is accelerated) upon the achievement of performance goals established by the Committee. The Committee may specify the number of shares that will vest upon achievement of different levels of performance. Except as otherwise provided by the Committee, achievement of maximum targets during the Performance Period shall result in the Participant's receipt of the full Performance-Based Restricted Stock Award. For achievement of the minimum target but less than the maximum target the Committee may establish a portion of the Award which the Participant is entitled to receive.

    (d) Except as otherwise provided by the Committee, any Restricted Stock which is not earned by the end of a Performance Period shall be forfeited. If a Participant's Date of Termination occurs during a Performance Period with respect to any Restricted Stock subject to a Performance Period granted to him, the Committee may determine that the Participant will be entitled to settlement of all or any portion of the Restricted Stock subject to a Performance Period as to which he would otherwise be eligible, and may accelerate the determination of the value and settlement of such Restricted Stock subject to a Performance Period or make such other adjustments as the Committee, in its sole discretion, deems desirable. Subject to the limitations of the Plan and the Award of Restricted Stock, upon the vesting of Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

  8.4. A grant of Restricted Stock subject to a Performance Period shall be made in 1996 and shall vest as follows:

    (1) One-third of the Award shall vest after three years, but no later than six years from the date of grant upon attaining Fair Market Value equal to the Fair Market Value on date of grant increased by a 12% compound annual growth rate for a three year period, provided such price has been maintained for thirty (30) consecutive trading days either immediately prior to or any time after the third year;

    (2) One-third of the Award shall vest after four years, but no later than six years from the date of grant upon attaining Fair Market Value equal to the Fair Market Value on date of grant increased by a 12% compound annual growth rate for a four year period, provided such price has been maintained for thirty (30) consecutive trading days either immediately prior to or any time after the fourth year;

    (3) One-third of the Award shall vest after five years, but no later than six years from the date of grant upon attaining Fair Market Value equal to the Fair Market Value on date of grant increased by a 12% compound annual growth rate for a five year period, provided such price has been maintained for thirty (30) consecutive trading days either immediately prior to or any time after the fifth year.

                                   SECTION 9

                            Restricted Stock Units

  9.1. Subject to the terms of this Section 9, a Restricted Stock Unit entitles a Participant to receive shares for the units at the end of a Restricted Period to the extent provided by the Award with the vesting of such units to be contingent upon such conditions as may be established by the Committee (such as continued employment which, when required shall be not less than three years or satisfaction of performance criteria). The Award of Restricted Stock Units under this Section 9 may, but need not, be made in conjunction with a cash-based incentive compensation program maintained by the Company, and may, but need not, be in lieu of cash otherwise awardable under such program.

  9.2. The Committee shall designate the Participants to whom Restricted Stock Units shall be granted and the number of units that are subject to each such Award. During any period in which units are outstanding and have not been settled in stock, the Participant shall not have the rights of a stockholder, but shall have the right to receive a payment from the Company in lieu of a dividend in an amount equal to such dividends and at such times as dividends would otherwise be paid.

  9.3. If a Participant's Date of Termination occurs during a Restricted Period with respect to any Restricted Stock Units granted to him, the Committee may determine that the Participant will be entitled to settlement of all or any portion of the Restricted Stock Units as to which he would otherwise be eligible, and may accelerate the determination of the value and settlement of such Restricted Stock Units or make such other adjustments as the Committee, in its sole discretion, deems desirable.

                                  SECTION 10

                               Performance Stock

  10.1. Subject to the terms of this Section 10, a Performance Stock Award provides for the distribution of Stock to a Participant upon the achievement of performance objectives established by the Committee. For purposes of the Plan, the "Performance Period" with respect to any Award shall be the period over which the applicable performance is to be measured.

  10.2. The Committee shall designate the Participants to whom Performance Stock Awards are to be granted, and the number of shares of Stock that are subject to each such Award. The Award of shares under this Section 10 may, but need not, be made in conjunction with a cash-based incentive compensation program maintained by the Company, and may, but need not, be in lieu of cash otherwise awardable under such program.

  10.3. If a Participant's Date of Termination occurs during a Performance Period with respect to any Performance Stock granted to him, the Committee may determine that the Participant will be entitled to settlement of all or any portion of the Performance Stock as to which he would otherwise be eligible, and may accelerate the determination of the value and settlement of such Performance Stock or make such other adjustments as the Committee, in its sole discretion, deems desirable.

                                  SECTION 11

                               Performance Units

  11.1. Subject to the terms of this Section 11, the Award of Performance Units under the Plan entitles the Participant to receive value for the units at the end of a Performance Period to the extent provided under the Award. The number of units earned, and value received for them, will be contingent on the degree to which the performance measures established at the time of grant of the Award are met.

  11.2. The Committee shall designate the Participants to whom Performance Units are to be granted, and the number of units to be the subject to each such Award.

  11.3. For each Participant, the Committee will determine the value of units, which may be stated either in cash or in units representing shares of Stock; the performance measures used for determining whether the Performance Units are earned; the Performance Period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Units are earned; whether, during or after the Performance Period, any revision to the performance measures or Performance Period should be made to reflect significant events or changes that occur during the Performance Period; and the number of earned Performance Units that will be settled in cash and/or shares of Stock.

  11.4. Settlement of Performance Units shall be subject to the following:

    (a) The Committee will compare the actual performance to the performance measures established for the Performance Period and determine the number of units as to which settlement is to be made, and the value of such units.

    (b) Settlement of units earned shall be wholly in cash, wholly in Stock or in a combination of the two, to be distributed in a lump sum or installments, as determined by the Committee.

    (c) Shares of Stock distributed in settlement of units shall be subject to such vesting requirements and other conditions, if any, as the Committee shall determine. Such vesting restrictions may include, without limitation, restrictions of the type that may be imposed with respect to Restricted Stock under Section 8.

  11.5. If a Participant's Date of Termination occurs during a Performance Period with respect to any Performance Units granted to him, the Committee may determine that the Participant will be entitled to settlement of all or any portion of the Performance Units as to which he would otherwise be eligible, and may accelerate the determination of the value and settlement of such Performance Units or make such other adjustments as the Committee, in its sole discretion, deems desirable.

                                  SECTION 12

                            Stock Purchase Program

  12.1. The Committee may, from time to time, establish one or more programs under which Participants will be permitted to purchase shares of Stock under the Plan, and shall designate the Participants eligible to participate under such Stock purchase programs. The purchase price for shares of Stock available under such programs, and other terms and conditions of such programs, shall be established by the Committee. The purchase price may not be less than 75% of the Fair Market Value of the Stock at the time of purchase (or, in the Committee's discretion, the average Stock value over a period determined by the Committee), and further provided that the purchase price may not be less than par value.

  12.2. The Committee may impose such restrictions with respect to shares purchased under this section, as the Committee determines to be appropriate. Such restrictions may include, without limitation, restrictions of the type that may be imposed with respect to Restricted Stock under Section 8.

                                  SECTION 13

                           Termination of Employment

  13.1. If a Participant's Date of Termination occurs for any reason other than death, Disability, Retirement, or by reason of the Participant's employment being terminated by the Participant's employer for any reason other than Cause, all Awards shall be forfeited.

  13.2. If a Participant's Date of Termination occurs by reason of death, all Options and Stock Appreciation Rights outstanding immediately prior to the Participant's Date of Termination shall immediately become exercisable and all restrictions on Restricted Stock, Restricted Stock Units, Performance Units, Performance Stock and shares purchased under the Stock Purchase Program outstanding immediately prior to the Participant's Date of Termination shall lapse.

  13.3. If a Participant's Date of Termination occurs by reason of Disability or Retirement, the Restricted Period shall lapse on a proportion of any Awards outstanding immediately prior to the Participant's Date of Termination (except to the extent that an Award of Restricted Stock, Restricted Stock Units, Performance Units and Performance Stock is subject to a Performance Period, such proportion of the Award shall remain subject to the same terms and conditions for vesting as were in effect prior to termination). The proportion of an Award upon which the Restricted Period shall lapse shall be a fraction, the denominator of which is the total number of months of any Restricted Period applicable to an Award and the numerator of which is the number of months of such Restricted Period which elapsed prior to the Date of Termination.

  13.4. If a Participant's Date of Termination occurs by reason of the Participant's employment being terminated by the Participant's employer for any reason other than for Cause, the Restricted Period shall lapse on a proportion of any outstanding Awards (except Restricted Stock and Restricted Stock Units subject only to a Performance Period, Performance Units and Performance Stock which shall be forfeited). The proportion of an Award upon which the Restricted Period shall lapse shall be a fraction, the denominator of which is the total number of months of any Restricted Period applicable to an Award and the numerator of which is the number of months of such Restricted Period which elapsed prior to the Date of Termination.

  13.5. Stock Appreciation Rights and Non-Qualified Stock Options which are or become exercisable by reason of death, Disability or Retirement shall expire on the expiration date set forth in the award or, if earlier:

    (a) three years after the Date of Termination, if the Participant's termination occurs because of death, Disability, or Retirement; and

    (b) three months after the Date of Termination, if the Participant's employment is terminated by the Participant's employer for reasons other than Cause.

Incentive stock options which are or become exercisable by reason of death, Disability or Retirement shall expire on the expiration date set forth in the award or, if earlier, three months after the Date of Termination. Options and Stock Appreciation Rights which are or become exercisable at the time of a Participant's death may be exercised by the Participant's designated beneficiary or, in the absence of such designation, by the person to whom the Participant's rights will pass by will or the laws of descent and distribution.

  13.6. If a Participant's employment is terminated by the Participant's employer for reasons other than Cause in connection with a merger, consolidation, acquisition of common control, or business combination of the Company and a Class I Railroad or a holding company of a Class I Railroad:

    (a) All outstanding options and Stock Appreciation Rights then held by the Participant shall become exercisable on the Participant's Date of Termination.

    (b) Any restrictions on awards held by the Participant as of the Participant's Date of Termination shall lapse and all Awards vested as if all performance objectives have been attained.

  13.7. Except to the extent the Committee shall otherwise determine, if as a result of a sale or other transaction, a Participant's employer ceases to be a Related Company (and the Participant's employer is or becomes an entity that is separate from the Company), the occurrence of such transaction shall be treated as the Participant's Date of Termination caused by the Participant being discharged by the Employer.

  13.8. Notwithstanding the foregoing provisions of this section, the Committee may, with respect to any Awards of a Participant (or portion thereof) that are outstanding immediately prior to the Participant's Date of Termination, determine that a Participant's Date of Termination will not result in forfeiture or other termination of the Award.

                                  SECTION 14

                             Adjustments to Shares

  14.1. If the Company shall effect a reorganization, merger, or consolidation, or similar event or effect any subdivision or consolidation of shares of Stock or other capital readjustment, payment of stock dividend, stock split, spin-off, combination of shares or recapitalization or other increase or reduction of the number of shares of Stock outstanding without receiving compensation therefor in money, services or property, then the Committee shall adjust (i) the number of shares of Stock available under the Plan; (ii) the number of shares available under any individual or other limits; (iii) the number of shares of Stock subject to outstanding Awards; and
(iv) the per-share price under any outstanding Award to the extent that the Participant is required to pay a purchase price per share with respect to the Award.

  14.2. If the Committee determines that the adjustments in accordance with the foregoing provisions of this section would not be fully consistent with the purposes of the Plan or the purposes of the outstanding Awards under the Plan, the Committee may make such other adjustments to the Awards to the extent that the Committee determines such adjustments are consistent with the purposes of the Plan and of the affected Awards.

                                  SECTION 15

                           Transferability of Awards

  15.1. Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this Section 15, the Committee may permit Awards under the Plan (other than an Incentive Stock Option) to be transferred by a Participant for no consideration to or for the benefit of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of a Participant's Immediate Family or to a Family Partnership for members of the Immediate Family), subject to such limits as the Committee may establish and the transferee shall remain subject to all of the terms and conditions applicable to such Award prior to such transfer.

                                  SECTION 16

                                Award Agreement

  16.1. Each employee granted an Award pursuant to the Plan shall sign an Award Agreement which signifies the offer of the Award by the Company and the acceptance of the Award by the employee in accordance with the terms of the Award and the provisions of the Plan. Each Award Agreement shall reflect the terms and conditions of the Award. Participation in the Plan shall confer no rights to continued employment with the Company nor shall it restrict the right of the Company to terminate a Participant's employment at any time.

                                  SECTION 17

                                Tax Withholding

  17.1. All Awards and other payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations shall be satisfied (without regard to whether the Participant has transferred an Award under the Plan) by a cash remittance, or with the consent of the Committee, through the surrender of shares of Stock which the Participant owns or to which the Participant is otherwise entitled under the Plan pursuant to an irrevocable election submitted by the Participant to the Company at the office designated for such purpose. The number of shares of Stock needed to be submitted in payment of the taxes shall be determined using the Fair Market Value as of the applicable tax date rounding down to the nearest whole share; provided that no election to have shares of Stock withheld from an Award or submission of shares shall be effective with respect to an Award which was transferred by a Participant in accordance with the Plan.

                                  SECTION 18

                               Change in Control

  18.1. Subject to the provisions of Section 14 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Agreement reflecting the applicable Award, upon the occurrence of a Change in Control:

    (a) All outstanding Options (regardless of whether in tandem with Stock Appreciation Rights) shall become fully exercisable, except to the extent that the right to exercise the Option is subject to any restrictions established in connection with a Limited Stock Appreciation Right that is in tandem with the Option.

    (b) All outstanding Stock Appreciation Rights (regardless of whether in tandem with Options) shall become fully exercisable, except that if Stock Appreciation Rights are in tandem with an Option, and the Option is in tandem with a Limited Stock Appreciation Right, the right to exercise the Stock Appreciation Right shall be subject to any restrictions established in connection with the Limited Stock Appreciation Right.

    (c) All shares of Restricted Stock, Restricted Stock Units and Performance Stock shall become fully vested.

    (d) All vesting restrictions imposed under Section 12 (relating to restrictions on shares purchased by the Participants) shall cease to apply, and the Participant shall become fully vested in those shares.

    (e) Performance Units may be paid out in such manner and amounts as determined by the Committee.

                                  SECTION 19

                           Termination and Amendment

  19.1. The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the Plan; materially increase the benefits accruing to Participants under the Plan; or materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of BNSF's stockholders, except that any such increase or modification that may result from adjustments authorized by Section 14 does not require such approval. No suspension, termination, modification or amendment of the Plan may terminate a Participant's existing Award or materially and adversely affect a Participant's rights under such Award without the Participant's consent.

                              [MAP APPEARS HERE]

________________________________________________________________________________

PROXY

                   BURLINGTON NORTHERN SANTA FE CORPORATION
                    3800 Continental Plaza, 777 Main Street
                         Fort Worth, Texas 76102-5384

         This Proxy is solicited on behalf of the Board of Directors.

     The undersigned hereby appoints Douglas J. Babb and Marsha K. Morgan, and each of them, proxy for the undersigned, with power of substitution, to vote as specified herein, all Common Stock held by undersigned, with the same force and effect as the undersigned would be entitled to vote if personally present, at the annual meeting of stockholders of the Company to be held at the Radisson Plaza Hotel, 815 Main Street, Fort Worth, Texas 76102-5384, Thursday, April 18, 1996, at 10:00 A.M. and at any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as is properly brought before the meeting.

     You are encouraged to specify your choices by marking the appropriate box, SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Proxy Committee cannot vote your shares unless you sign and return this card.

     If you are a participant in any of the following employee benefit plans of the Company, this card also constitutes voting instructions for any shares held for the stockholder in the Burlington Northern 401(k) Retirement Savings Plan, Burlington Northern 401(k) Plan for TCU Employees, Burlington Northern Inc. Thrift and Profit Sharing Plan I, Santa Fe Pacific Retirement and Savings Plan, The Atchison, Topeka and Santa Fe Railway Company-Brotherhood of Locomotive Engineers 401(k) Retirement Plan, and The Atchison, Topeka and Santa Fe Railway Company-Brotherhood of Maintenance of Way Employees 401(k) Retirement Plan.

                                                                 ---------------
             IMPORTANT--PLEASE SIGN AND DATE ON REVERSE SIDE       SEE REVERSE
                                                                      SIDE
                                                                 ---------------

--------------------------------------------------------------------------------
      . FOLD AND DETACH PROXY CARD HERE AND RETURN IN ENCLOSED ENVELOPE .



                   Burlington Northern Santa Fe Corporation
                        Annual Meeting of Stockholders
                          April 18, 1996, 10:00 A.M.
                             Radisson Plaza Hotel
                                815 Main Street
                         Fort Worth, Texas 76102-5384



PLEASE NOTE: If you plan to attend the 1996 Annual Meeting of Stockholders, please mark the appropriate box on the reverse side of the Proxy Card.

________________________________________________________________________________

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[X] PLEASE MARK YOUR                                                        6677
    VOTES AS IN THIS                                                        ----
    EXAMPLE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2 AND "FOR" PROPOSAL NO. 3.
--------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND FOR
                            PROPOSALS NOS. 2 AND 3.
--------------------------------------------------------------------------------
1. Election of Directors.
   FOR  [_]   WITHHELD  [_]        If marked, vote is withheld from all nominees
                                   listed.

   For, except vote withheld from the following nominee(s):

   --------------------------------------------------------

NOMINEES FOR DIRECTOR:

J.F. Alibrandi, J.S. Blanton, J. Burns, Jr., D.P. Davison, G. Deukmejian, D.J. Evans, R.D. Krebs, B.M. Lindig, B.F. Love, R.S. Roberts, M.J. Shapiro, A.R. Weber, R.H. West, J.S. Whisler, E.E. Whitacre, Jr., R.B. Woodard, M.B. Yanney.

2. Approval of Burlington Northern Santa Fe Non-Employee Directors' Stock Plan.
   FOR  [_]    AGAINST  [_]    ABSTAIN  [_]

3. Approval of Burlington Northern Santa Fe 1996 Stock Incentive Plan.
   FOR  [_]    AGAINST  [_]    ABSTAIN  [_]

-------------------------------------------------------------------------------

      I plan to attend the Annual Meeting of Stockholders.  [_]

      Please sign EXACTLY as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
      This proxy votes all shares held in all capacities.


                                               --------------------------------



                                               --------------------------------
                                               SIGNATURE(S)           DATE

--------------------------------------------------------------------------------
      . FOLD AND DETACH PROXY CARD HERE AND RETURN IN ENCLOSED ENVELOPE .



                   Burlington Northern Santa Fe Corporation
                        Annual Meeting of Stockholders
                          April 18, 1996, 10:00 A.M.
                             Radisson Plaza Hotel
                                815 Main Street
                         Fort Worth, Texas 76102-5384

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